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                                                                  EXECUTION COPY



                          SALE AND SERVICING AGREEMENT


                             dated as of May 1, 2003


                                  by and among


                         ACCREDITED HOME CAPITAL, INC.,
                                   as Seller,


                         ACCREDITED HOME LENDERS, INC.,
                         as Sponsor and Master Servicer,


                     ACCREDITED MORTGAGE LOAN TRUST 2003-1,
                                   as Issuer,


                      COUNTRYWIDE HOME LOANS SERVICING LP,
                               as Backup Servicer,

                                       and

                      DEUTSCHE BANK NATIONAL TRUST COMPANY,
                              as Indenture Trustee


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                                           TABLE OF CONTENTS

                                                                                                  Page
                                                                                                  ----

                                                 ARTICLE I
                                                DEFINITIONS

Section 1.01.   Certain Defined Terms................................................................1
Section 1.02.   Provisions of General Application....................................................2

                                                ARTICLE II
                                 SALE AND CONVEYANCE OF THE MORTGAGE LOANS

Section 2.01.   Purchase and Sale of Mortgage Loans; Deposit of Derivatives..........................2
Section 2.02.   Reserved.............................................................................3
Section 2.03.   Purchase Price.......................................................................3
Section 2.04.   Possession of Mortgage Files; Access to Mortgage Files...............................3
Section 2.05.   Delivery of Mortgage Loan Documents..................................................3
Section 2.06.   Acceptance of the Trust Estate; Certain Substitutions; Certification by the
                 Indenture Trustee...................................................................6
Section 2.07.   Grant of Security Interest...........................................................8
Section 2.08.   Further Action Evidencing Assignments................................................9
Section 2.09.   Assignment of Agreement..............................................................9

                                                ARTICLE III
                                      REPRESENTATIONS AND WARRANTIES

Section 3.01.   Representations of the Master Servicer...............................................9
Section 3.02.   Representations, Warranties and Covenants of the Sponsor............................11
Section 3.03.   Representations, Warranties and Covenants of the Backup Servicer....................12
Section 3.04.   Representations, Warranties and Covenants of the Indenture Trustee..................13
Section 3.05.   Covenants and Representations of the Sponsor and Master Servicer Regarding
                 Prepayment Charges.................................................................14
Section 3.06.   Representations, Warranties and Covenants of the Seller.............................15

                                                ARTICLE IV
                                            THE MORTGAGE LOANS

Section 4.01.   Representations and Warranties Concerning the Mortgage Loans........................16
Section 4.02.   Purchase and Substitution...........................................................24

                                                 ARTICLE V
                            ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

Section 5.01.   The Master Servicer.................................................................25
Section 5.02.   Collection of Certain Mortgage Loan Payments; Collection Account....................27
Section 5.03.   Permitted Withdrawals from the Collection Account...................................28
Section 5.04.   Hazard Insurance Policies; Property Protection Expenses.............................30

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
Section 5.05.   Assumption and Modification Agreements..............................................31
Section 5.06.   Realization Upon Defaulted Mortgage Loans...........................................32
Section 5.07.   Indenture Trustee to Cooperate......................................................33
Section 5.08.   Servicing Compensation; Payment of Certain Expenses by Master Servicer..............34
Section 5.09.   Annual Statement as to Compliance...................................................34
Section 5.10.   Annual Independent Public Accountants' Servicing Report.............................35
Section 5.11.   Access to Certain Documentation.....................................................35
Section 5.12.   Maintenance of Fidelity Bond........................................................35
Section 5.13.   Subservicing Agreements Between the Master Servicer and Subservicer and
                 Subservicers.......................................................................35
Section 5.14.   Reports to the Indenture Trustee; Collection Account Statements.....................37
Section 5.15.   Optional Purchase of Defaulted Mortgage Loans.......................................37
Section 5.16.   Reports to be Provided by the Master Servicer and the Backup Servicer...............38
Section 5.17.   [Reserved]..........................................................................39
Section 5.18.   Periodic Advances...................................................................39
Section 5.19.   Indemnification; Third Party Claims.................................................40
Section 5.20.   Maintenance of Corporate Existence and Licenses; Merger or Consolidation of the
                 Master Servicer and Backup Servicer................................................40
Section 5.21.   Assignment of Agreement by Master Servicer and Backup Servicer; Master Servicer
                 and Backup Servicer Not to Resign..................................................41
Section 5.22.   Periodic Filings with the Securities and Exchange Commission Additional
                 Information........................................................................41
Section 5.23.   Administrative Duties...............................................................42

                                               ARTICLE VI
                                          APPLICATION OF FUNDS

Section 6.01.   eposits to the Payment Account.....................................................43
Section 6.02.   ollection of Money.................................................................43
Section 6.03.   pplication of Principal and Interest...............................................43
Section 6.04.   Reserved]..........................................................................43
Section 6.05.   ompensating Interest...............................................................43
Section 6.06.   ffect of Payments by the Note Insurer; Subrogation.................................44

                                               ARTICLE VII
                                            SERVICER DEFAULT

Section 7.01.   ervicer Events of Default..........................................................44
Section 7.02.   ackup Servicer to Act: Appointment of Successor....................................47
Section 7.03.   aiver of Defaults..................................................................51
Section 7.04.   ights of the Note Insurer to Exercise Rights of the Noteholders....................51
Section 7.05.   ndenture Trustee To Act Solely with Consent of the Note Insurer....................52
Section 7.06.   ortgage Loans, Trust Estate and Accounts Held for Benefit of the Note Insurer......52
Section 7.07.   ote Insurer Default................................................................52

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                                              ARTICLE VIII
                                               TERMINATION

Section 8.01.   ermination.........................................................................53
Section 8.02.   dditional Termination Requirements.................................................54
Section 8.03.   ccounting Upon Termination of Master Servicer......................................54
Section 8.04.   ermination of Backup Servicer as Successor Master Servicer.........................54

                                               ARTICLE IX
                                               [RESERVED]


                                                ARTICLE X
                                        MISCELLANEOUS PROVISIONS

Section 10.01.  imitation on Liability.............................................................54
Section 10.02.  cts of Noteholders.................................................................55
Section 10.03.  mendment...........................................................................56
Section 10.04.  ecordation of Agreement............................................................56
Section 10.05.  uration of Agreement...............................................................57
Section 10.06.  otices.............................................................................57
Section 10.07.  everability of Provisions..........................................................57
Section 10.08.  o Partnership......................................................................57
Section 10.09.  ounterparts........................................................................58
Section 10.10.  uccessors and Assigns..............................................................58
Section 10.11.  eadings............................................................................58
Section 10.12.  o Petition.........................................................................58
Section 10.13.  hird Party Beneficiary.............................................................58
Section 10.14.  ntent of the Parties...............................................................58
Section 10.15.  OVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL........................58



Schedule I      Mortgage Loan Schedule
Appendix I      Defined Terms


                                                EXHIBITS

Exhibit A       Contents of the Mortgage File
Exhibit B       Indenture Trustee's Acknowledgement of Receipt
Exhibit C       Indenture Trustee's Acknowledgement of Receipt
Exhibit D       Initial Certification of Indenture Trustee
Exhibit E       Final Certification of Indenture Trustee
Exhibit F       Request for Release of Documents


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     SALE AND SERVICING AGREEMENT, dated as of May 1, 2003 (this "AGREEMENT"), by and among ACCREDITED HOME CAPITAL, INC., a Delaware corporation, as seller (the "SELLER"), ACCREDITED HOME LENDERS, INC., a California corporation, as sponsor (the "SPONSOR"), ACCREDITED MORTGAGE LOAN TRUST 2003-1, a Delaware statutory trust, as issuer (the "TRUST"), ACCREDITED HOME LENDERS, INC., a California corporation, as master servicer (the "MASTER SERVICER"), COUNTRYWIDE HOME LOANS SERVICING LP, a Texas limited partnership, as backup servicer (the "BACKUP SERVICER"), and DEUTSCHE BANK NATIONAL TRUST COMPANY, a national banking association, as indenture trustee (the "INDENTURE TRUSTEE").

                               W I T N E S S E T H

     WHEREAS, the Sponsor has sold the mortgage loans (the "MORTGAGE LOANS") listed on Schedule I to this Agreement and together with the Mortgage Loans, the "MORTGAGE LOANS") to the Seller, pursuant to the Master Sale and Purchase Agreement, dated as of December 29, 2001, between the Sponsor and the Seller;

     WHEREAS, the Seller desires to sell to the Trust, and the Trust desires to purchase from the Seller, the Mortgage Loans;

     WHEREAS, immediately after such purchase, the Trust will pledge such Mortgage Loans to the Indenture Trustee pursuant to the terms of an Indenture, dated as of May 1, 2003 (the "INDENTURE"), between the Trust and the Indenture Trustee, and issue the Accredited Mortgage Loan Trust 2003-1, Asset-Backed Notes (the "NOTES");

     WHEREAS, the Master Servicer has agreed to service the Mortgage Loans, which constitute the principal assets of the Trust;

     WHEREAS, the Backup Servicer has agreed to act as backup servicer of the Mortgage Loans, which constitute the principal assets of the Trust; and

     WHEREAS, the Indenture Trustee will hold the Mortgage Loans and certain other assets pledged to the Indenture Trustee pursuant to the Indenture;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Seller, the Sponsor, the Trust, the Master Servicer, the Backup Servicer and the Indenture Trustee hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

     Section 1.01. CERTAIN DEFINED TERMS. Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in Appendix I attached hereto.

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     Section 1.02.    PROVISIONS OF GENERAL APPLICATION.

     (a) The terms defined herein and in Appendix I to the Indenture include the plural as well as the singular.

     (b) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole. Unless otherwise noted, all references to Articles and Sections shall be deemed to refer to Articles and Sections of this Agreement.

     (c) Any reference to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute to which reference is made and all regulations promulgated pursuant to such statutes.

     (d) All calculations of interest with respect to the Class A-1 Notes provided for herein shall be made on the basis of a 360-day year consisting of twelve 30-day months. All calculations of interest with respect to the Class A-2 Notes and Class A-3 Notes provided for herein shall be on the basis of a 360-day year and the actual number of days elapsed in the related Accrual Period. All calculations of interest with respect to any Mortgage Loan provided for herein shall be made in accordance with the terms of the related Mortgage Note and Mortgage or, if such documents do not specify the basis upon which interest accrues thereon, on the basis of a 360 day year consisting of twelve 30-day months, to the extent permitted by applicable law.

     (e) Any Mortgage Loan payment is deemed to be received on the date such payment is actually received by the Master Servicer; provided, however, that, for purposes of calculating payments on the Notes, prepayments with respect to any Mortgage Loan are deemed to be received on the date they are applied in accordance with Accepted Servicing Practices consistent with the terms of the related Mortgage Note and Mortgage to reduce the outstanding Principal Balance of such Mortgage Loan on which interest accrues.

                                   ARTICLE II

                    SALE AND CONVEYANCE OF THE MORTGAGE LOANS

     Section 2.01. PURCHASE AND SALE OF MORTGAGE LOANS; DEPOSIT OF DERIVATIVES. (a) The Sponsor hereby directs the Seller to sell, transfer, assign, set over and convey, and the Seller does hereby sell, transfer, assign, set over and convey to the Trust, to be included as part of Sub-Trust 1, Sub-Trust 2 or Sub-Trust 3, as specified in the Mortgage Loan Schedule, in each case without recourse, but subject to the terms and provisions of this Agreement, all of the right, title and interest of the Seller in and to the Mortgage Loans, including the Cut-Off Date Principal Balance of, and interest due on, such Mortgage Loans listed on Schedule I attached hereto, and all other assets included or to be included in the Trust Estate. In addition, on or prior to the Closing Date, the Sponsor shall cause the Note Insurer to deliver the
Note Insurance Policy.

     (a) The Seller may cause the deposit of derivatives at any time into the Accredited Mortgage Loan Trust 2003-1 and any such deposited derivatives shall become part of the Trust Estate.

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     Section 2.02.    RESERVED.

     Section 2.03. PURCHASE PRICE. On the Closing Date, as full consideration for the Seller's sale of the Mortgage Loans to the Trust, the Underwriter, on behalf of the Trust, will deliver to, or at the direction of, the Seller an amount in cash equal to the sum of (A) 99.966051%, 100.0000% and 100.0000% of the Original Note Principal Balance as of the Closing Date of the Class A-1 Notes, Class A-2 Notes and the Class A-3 Notes, respectively, plus (B) accrued interest on the Original Note Principal Balance of the Class A-1 Notes at the rate of ____% per annum from (and including) May 1, 2003 to (but not including) the Closing Date. Additionally, the Seller will receive the Certificates issued by the Trust pursuant to the Trust Agreement.

     Section 2.04.    POSSESSION OF MORTGAGE FILES; ACCESS TO MORTGAGE FILES.

          (a) Upon the receipt by the Seller, or its designee, of the purchase price for the Mortgage Loans set forth in Section 2.03 hereof, the ownership of each Mortgage Note, each Mortgage and the contents of the Mortgage File related to each Mortgage Loan will be vested in the Trust, and will be pledged to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer.

          (b) Pursuant to Section 2.05 hereof, the Seller has delivered, or caused to be delivered the Indenture Trustee's Mortgage File related to each Mortgage Loan to the Indenture Trustee.

          (c) The Indenture Trustee will hold the Indenture Trustee's Mortgage Files in trust pursuant to the terms of the Indenture for the benefit of all present and future Noteholders and the Note Insurer.

          (d) Consistent with the terms of the Indenture, the Indenture Trustee shall afford the Seller, the Sponsor, the Trust, the Note Insurer, the Master Servicer and the Backup Servicer reasonable access to all records and documentation regarding the Mortgage Loans relating to this Agreement, such access being afforded at customary charges, upon reasonable prior written request and during normal business hours at the offices of the Indenture Trustee.

     Section 2.05. DELIVERY OF MORTGAGE LOAN DOCUMENTS. (a) In connection with the transfer and assignment of the Mortgage Loans, the Seller shall, on or before the Closing Date, deliver, or cause to be delivered, to the Indenture Trustee (as pledgee of the Trust pursuant to the Indenture), the following documents or instruments constituting the Indenture Trustee's Mortgage File with respect to each Mortgage Loan so transferred or assigned:

               (i) the original Mortgage Note, endorsed without recourse in blank by the Sponsor, including all intervening endorsements showing a complete chain of endorsement;

               (ii) the related original Mortgage with evidence of recording indicated thereon or a copy thereof certified by the applicable recording office;

               (iii) each intervening mortgage assignment, with evidence of recording indicated thereon or if the original is not available, a copy thereof certified by the

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     applicable recording office, if any, showing a complete chain of assignment from the originator of the related Mortgage Loan to the Sponsor (which assignment may, at the Sponsor's option, be combined with the assignment referred to in subpart (iv) hereof, in which case it must be in recordable form, but need not have been previously recorded);

               (iv) a mortgage assignment in recordable form (which, if acceptable for recording in the relevant jurisdiction as evidenced by an opinion of counsel addressed to the Indenture Trustee, may be included in a blanket assignment or assignments) of each Mortgage from the Sponsor to the Indenture Trustee;

               (v) originals of all assumption, modification and substitution agreements in those instances where the terms or provisions of a Mortgage or Mortgage Note have been modified or such Mortgage or Mortgage Note has been assumed (if any); and

               (vi) an original title insurance policy or title opinion (or (A) a copy of the title insurance policy or title opinion, or (B) the related binder, commitment or preliminary report, or copy thereof in which case the Sponsor hereby certifies that the original Mortgage has been delivered to the title insurance company that issued such binder, commitment or preliminary report).

     In instances where the original recorded Mortgage or any intervening mortgage assignment or a completed assignment of the Mortgage in recordable form cannot be delivered by the Sponsor to the Indenture Trustee prior to or concurrently with the execution and delivery of this Agreement due to a delay in connection with recording, the Sponsor may:

          (x) in lieu of delivering such original recorded Mortgage or intervening mortgage assignment, deliver to the Indenture Trustee, a copy thereof and the Sponsor hereby certifies that the original Mortgage has been delivered to a title insurance company for recordation after receipt of its policy of title insurance or the related binder, commitment or preliminary report therefor; and

          (y) with respect to clause (iii) above, in lieu of delivering the completed assignment in recordable form, deliver to the Indenture Trustee, the assignment in recordable form, otherwise complete except for recording information.

The Indenture Trustee is hereby authorized and directed, promptly upon receipt thereof, with respect to each Mortgage Note described in Section 2.05(a)(i) hereof and each assignment described in Section 2.05(a)(iv) hereof, to endorse such Mortgage Note and assignment as follows: "Deutsche Bank National Trust Company, as Indenture Trustee under the Indenture dated as of May 1, 2003, Accredited Mortgage Loan Trust 2003-1."

          (b) As promptly as practicable, but in any event within thirty (30) days from the Closing Date, the Sponsor shall promptly submit, or cause to be submitted for recording in the appropriate public office for real property records, each assignment referred to in Section 2.05(a)(iv); provided however, the Sponsor need not cause to be recorded any assignment which relates to a Mortgage Loan in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the Sponsor (at the Sponsor's expense) to the Indenture

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Trustee, acceptable to the Rating Agencies and the Note Insurer, the recordation of such assignment is not necessary to protect the Indenture Trustee's, the Note Insurer's, the Noteholders' and the Certificates' interest in the related Mortgage Loan. The Indenture Trustee, shall retain a copy of each assignment submitted for recording. In the event that any such assignment is lost or returned unrecorded because of a defect therein, the Sponsor shall promptly prepare a substitute assignment or cure such defect, as the case may be, and thereafter the Sponsor shall submit each such assignment for recording. The costs relating to the delivery and recordation of the documents in connection with the Mortgage Loans as specified in this Article II shall be borne by the Sponsor.

          (c) The Sponsor shall, within five (5) Business Days after the receipt thereof, deliver, or cause to be delivered, to the Indenture Trustee:
(i) the original recorded Mortgage and related power of attorney, if any, in those instances where a copy thereof certified by the Sponsor was delivered to the Indenture Trustee; (ii) the original recorded assignment of Mortgage from the last endorsee to the Indenture Trustee, which, together with any intervening assignments of Mortgage, evidences a complete chain of assignment from the originator of the Mortgage Loan to the Indenture Trustee, in those instances where copies of such assignments certified by the Sponsor were delivered to the Indenture Trustee; and (iii) the title insurance policy or title opinion required in Section 2.05(a)(vi).

     Notwithstanding anything to the contrary contained in this Section 2.05, in those instances where the public recording office retains the original Mortgage, power of attorney, if any, assignment or assignment of Mortgage after it has been recorded or such original has been lost, the Sponsor shall be deemed to have satisfied its obligations hereunder upon delivery to the Indenture Trustee, of a copy of such Mortgage, power of attorney, if any, assignment or assignment of Mortgage certified by the public recording office to be a true copy of the recorded original thereof.

     From time to time the Sponsor may forward, or cause to be forwarded, to the Indenture Trustee, additional original documents evidencing any assumption or modification of a Mortgage Loan.

          (d) All original documents relating to the Mortgage Loans that are not required to be delivered to the Indenture Trustee, pursuant to Section 2.05(a) hereof are, and shall be, held by the Master Servicer, the Sponsor or the Seller, as the case may be, in trust for the benefit of the Indenture Trustee, on behalf of the Noteholders and the Note Insurer. In the event that any such original document is required pursuant to the terms of this Section
2.05 to be a part of an Indenture Trustee's Mortgage File, such document shall be delivered promptly to the Indenture Trustee. From and after the sale of the Mortgage Loans to the Trust pursuant hereto, to the extent that the last assignee thereof retains title of record to any Mortgage Loans prior to the vesting of legal title in the Trust, such title shall be retained in trust for the Trust as the owner of the Mortgage Loans, and the Indenture Trustee, as the pledgee of the Trust under the Indenture. In acting as custodian of any original document which is part of the Indenture Trustee's Mortgage Files, the Master Servicer agrees further that it does not and will not have or assert any beneficial ownership interest in the related Mortgage Loans or the Mortgage Files. Promptly upon the Master Servicer's receipt of any such original document, the Master Servicer, on behalf of the Trust, shall mark conspicuously each such original document, and its master data processing records with a legend evidencing that the Trust has purchased the related Mortgage Loan and all right and title thereto and interest therein, and pledged such Mortgage Loan and all right and title thereto and interest therein to the Indenture Trustee, on behalf of the Noteholders and the Note Insurer.

     Section 2.06. ACCEPTANCE OF THE TRUST ESTATE; CERTAIN SUBSTITUTIONS; CERTIFICATION BY THE INDENTURE TRUSTEE. (a) The Indenture Trustee agrees to execute and deliver to the Seller, the Sponsor, the Note Insurer, the Master Servicer and the Backup Servicer on or prior to the Closing Date an acknowledgement of receipt of the Note Insurance Policy in the form attached as EXHIBIT B hereto.

          (b) The Indenture Trustee is authorized and directed to, and agrees to, do the following:

               (i) execute and deliver to the Seller, the Sponsor, the Note Insurer, the Master Servicer and the Backup Servicer, on or prior to the Closing Date with respect to each Mortgage Loan transferred on such date, an acknowledgement of receipt, in the form attached as EXHIBIT C hereto, of the original Mortgage Note as required to be included in the Indenture Trustee's Mortgage File (with any exceptions noted) and declares that it will hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the definition of Trust Estate and delivered to the Indenture Trustee, subject to the conditions set forth in the Indenture, for the benefit of the Noteholders and the Note Insurer.

               (ii) to review (or cause to be reviewed) each Indenture Trustee's Mortgage File within sixty (60) days after the Closing Date (or, with respect to any Qualified Substitute Mortgage Loans, within sixty (60) days after receipt thereof), and to deliver to the Master Servicer, the Backup Servicer, the Seller, the Sponsor, and the Note Insurer a certification, in the form attached hereto as EXHIBIT D, to the effect that, except as otherwise noted, as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents specified in Section 2.05(a)(i)-(iv) and
     (vi) are in its possession, (ii) each such document has been reviewed by it and appears, on its face, not to have been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if they reasonably appear to have been initialed), appears regular on its face and relates to such Mortgage Loan, and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Mortgage Loan Schedule as to the information set forth in (i), (ii) (with respect to property address only, excluding zip code), (iii) and (vi) of the definition of "Mortgage Loan Schedule" accurately reflects the information set forth in the Indenture Trustee's Mortgage File delivered on such date; PROVIDED HOWEVER, no certification of the Indenture Trustee shall constitute a determination by the Indenture Trustee of the proper form, adequacy or enforceability of any document included in the Indenture Trustee's Mortgage File.

               (iii) to review (or cause to be reviewed) each Indenture Trustee's Mortgage File within one hundred eighty (180) days after the Closing Date (or, with respect to any Qualified Substitute Mortgage Loans, within one hundred eighty (180) days after receipt thereof), and to deliver to the Master Servicer, the Backup Servicer, the Sponsor and the Note Insurer a certification in the form attached hereto as EXHIBIT E to the effect that, except as otherwise noted, as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification), (i) all documents specified in Section 2.05(a)(i)-(iv) and (vi) are in its possession, (ii) each such document has been reviewed by it and has not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if they reasonably appear to be initialed by the Mortgagor), appears regular on its face and relates to such Mortgage Loan, and (iii) based on its examination and only as to the foregoing documents, the information set forth in items (i), (ii) (with respect to property address only, excluding zip code), (iii) and (vi) of the definition of "Mortgage Loan Schedule" accurately reflects the information set forth in the Indenture Trustee's Mortgage File delivered on such date.

     In performing any such review, the Indenture Trustee may conclusively rely on the Sponsor as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Indenture Trustee's review of the Indenture Trustee's Mortgage Files is limited solely to confirming that the documents listed in Section 2.05 have been executed and received and relate to the Indenture Trustee's Mortgage Files identified in the related Mortgage Loan Schedule. The Indenture Trustee shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face.

          (c) If the Indenture Trustee during the process of reviewing the Indenture Trustee's Mortgage Files finds any document constituting a part of a Indenture Trustee's Mortgage File which is not executed, has not been received, is unrelated to the Mortgage Loan identified in the related Mortgage Loan Schedule, or does not conform to the requirements of Section 2.05 or the description thereof as set forth in the related Mortgage Loan Schedule, the Indenture Trustee shall promptly so notify the Master Servicer, the Backup Servicer, the Sponsor, the Note Insurer and the Indenture Trustee. Upon receipt of such notice respecting such defect, the Sponsor shall have a sixty (60) day period after such notice within which to correct or cure any such defect. If, however, within such sixty (60) day period, the Sponsor has not caused to be remedied the defect and the Master Servicer or the Note Insurer determines that the defect materially and adversely affects the value of the related Mortgage Loan or the interest of the Noteholders and the Note Insurer in the related Mortgage Loan, the Sponsor will be obligated to either (i) substitute in lieu of such Mortgage Loan a Qualified Substitute Mortgage Loan in the manner and subject to the conditions set forth in this Section 2.06 or (ii) purchase such Mortgage Loan at a purchase price equal to the Loan Repurchase Price. Upon receipt by the Indenture Trustee of two copies of a certification, in the form attached hereto as EXHIBIT F, of a Servicing Officer of such substitution or purchase and, in the case of a substitution, upon receipt by the Indenture Trustee, of the related Indenture Trustee's Mortgage File, and the deposit of the Loan Repurchase Price, in the case of a purchase, or the Substitution Adjustment,

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

if any, in connection with a substitution, in the Collection Account, the Indenture Trustee shall release to the Master Servicer for release to the Sponsor the related Indenture Trustee's Mortgage File and the Indenture Trustee shall execute, without recourse, and deliver such instruments of transfer furnished by the Sponsor as may be necessary to transfer such Mortgage Loan to the Sponsor. The Indenture Trustee shall provide notice to the Note Insurer if the Sponsor fails to repurchase or substitute for a Mortgage Loan in accordance with the foregoing.

     Section 2.07. GRANT OF SECURITY INTEREST. (a) It is intended that the conveyance of the Mortgage Loans and other property by the Seller to the Trust as provided in this Article II be, and be construed for all purposes other than tax and accounting purposes as, a sale of the Mortgage Loans and such other property by the Seller to the Trust. It is, for all purposes other than tax and accounting purposes further, not intended that such conveyance be deemed a pledge of the Mortgage Loans or such other property by the Seller to the Trust to secure a debt or other obligation of the Seller. However, in the event that the Mortgage Loans or any of such other property are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans or any of such other property, then it is intended that: (i) this Agreement shall also be deemed to be a security agreement within the meaning of the Uniform Commercial Code; (ii) the conveyance provided for in this Article II shall be deemed to be a grant by the Seller to the Trust of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans and such other property and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts from time to time held or invested in the Accounts whether in the form of cash, instruments, securities or other property;
(iii) the possession by the Indenture Trustee, of the Mortgage Notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to the Uniform Commercial Code; and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from financial intermediaries, bailees or agents, as applicable, of the Indenture Trustee for the purpose of perfecting such security interest under applicable law. The Seller, the Sponsor, the Master Servicer, on behalf of the Trust and the Indenture Trustee, shall, to the extent consistent with this Agreement, take such actions as may be reasonably necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans or any of such other property, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

          (b) The Seller, the Sponsor, the Master Servicer and the Backup Servicer shall take no action inconsistent with the Trust's ownership of the Trust Estate and each shall indicate or shall cause to be indicated in its records and records held on its behalf that ownership of each Mortgage Loan and the other assets in the Trust Estate is vested in the Trust, as owner, and is pledged to the Indenture Trustee, for the benefit of the Noteholders and the
Note Insurer pursuant to the terms of the Indenture. The Indenture Trustee is authorized to act, pursuant to the terms of this Agreement for the benefit of the Noteholders and Note Insurer and shall be authorized to act at the direction of such parties. In addition, the Seller, the Sponsor, the Master Servicer and the Backup Servicer shall respond to any inquiries from third parties with respect to ownership of a

Mortgage Loan or any other asset in the Trust Estate by stating that it is not the owner of such asset and that the Trust is the owner of such Mortgage Loan or other asset in the Trust Estate, which is pledged to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer.

     Section 2.08. FURTHER ACTION EVIDENCING ASSIGNMENTS. (a) The Master Servicer agrees that, from time to time, at its expense, it shall cause the Sponsor or Seller, as the case may be, to, and each of the Sponsor and Seller agree that it shall, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or appropriate, or that the Master Servicer or the Indenture Trustee may reasonably request, in order to perfect, protect or more fully evidence the transfer of ownership of the Mortgage Loans and other assets in the Trust Estate or to enable the Indenture Trustee, to exercise or enforce any of its rights hereunder. Without limiting the generality of the foregoing, the Master Servicer, the Sponsor and the Seller shall, upon the request of the Master Servicer or the Indenture Trustee execute and file (or cause to be executed and filed) such real estate filings, financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate.

          (b) Each of the Sponsor and the Seller hereby grants to the Master Servicer, the Backup Servicer and the Indenture Trustee powers of attorney to execute all documents on its behalf under this Agreement as may be necessary or desirable to effectuate the foregoing.

     Section 2.09. ASSIGNMENT OF AGREEMENT. The Sponsor, the Seller and the Master Servicer hereby acknowledge and agree that the Trust may assign its interest under this Agreement to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer, as may be required to effect the purposes of the Indenture, without further notice to, or consent of, the Sponsor or the Master Servicer, and the Indenture Trustee shall succeed to such of the rights of the Trust hereunder as shall be so assigned. The Trust shall, pursuant to the Indenture, assign all of its right, title and interest in and to the Mortgage Loans and its right to exercise the remedies created by Section 4.02 of this Agreement for breaches of the representations, warranties, agreements and covenants of the Sponsor contained in Sections 3.02 and 4.01 of this Agreement, assign such right, title and interest to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer. The Sponsor agrees that, upon such assignment to the Indenture Trustee, such representations, warranties, agreements and covenants will run to and be for the benefit of the Indenture Trustee and the Indenture Trustee may enforce, without joinder of the Sponsor or the Trust, the repurchase obligations of the Sponsor set forth herein with respect to breaches of such representations, warranties, agreements and covenants.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     Section 3.01. REPRESENTATIONS OF THE MASTER SERVICER. The Master Servicer hereby represents and warrants to the Indenture Trustee, the Seller, the Sponsor, the Trust, the Note Insurer, the Backup Servicer and the Noteholders as of the Closing Date and during the term of this Agreement that:

          (a) The Master Servicer is duly organized, validly existing and in good standing under the laws of its state of incorporation and has the power to own its assets and to transact the business in which it is currently engaged. The Master Servicer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it or the performance of its obligations hereunder requires such qualification and in which the failure so to qualify could reasonably be expected to have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Master Servicer or the performance of its obligations hereunder.

          (b) The Master Servicer has the power and authority to make, execute, deliver and perform this Agreement and all of the transactions contemplated under this Agreement, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement, and assuming the due authorization, execution and delivery hereof by the other parties hereto constitutes, or will constitute, the legal, valid and binding obligation of the Master Servicer, enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (c) The Master Servicer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency which consent already has not been obtained in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except such as have been obtained prior to the Closing Date.

          (d) The execution, delivery and performance of this Agreement by the Master Servicer will not violate any provision of any existing law or regulation or any order or decree of any court or the charter or bylaws of the Master Servicer, or constitute a breach of any mortgage, indenture, contract or other Agreement to which the Master Servicer is a party or by which it may be bound.

          (e) There is no action, suit, proceeding or investigation pending or threatened against the Master Servicer which, either in any one instance or in the aggregate, is, in the Master Servicer's judgment, likely to result in any material adverse change in the business, operations, financial condition, properties, or assets of the Master Servicer, or in any material impairment of the right or ability of the Master Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Master Servicer, or which would draw into question the validity of this Agreement, the Notes, or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Master Servicer contemplated herein or therein, or which would be likely to impair materially the ability of the Master Servicer to perform its obligations hereunder.

          (f) Neither this Agreement nor any statement, report, or other document furnished by the Master Servicer pursuant to this Agreement or in connection with the transactions contemplated hereby, including, without limitation, the sale or placement of the Notes, contains any untrue statement of fact provided by or on behalf of the Master Servicer or omits to state a fact necessary to make the statements provided by or on behalf of the Master Servicer contained herein or therein not misleading.

          (g) The Master Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement.

          (h) The Master Servicer is not an "investment company" or a company "controlled by an investment company," within the meaning of the Investment Company Act of 1940, as amended.

          (i) The Master Servicer shall take all necessary steps to maintain the Indenture Trustee's perfection and priority in the Mortgage Loans.

     It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.01 shall survive the delivery of the respective Indenture Trustee's Mortgage Files to the Indenture Trustee and inure to the benefit of the Indenture Trustee.

     Section 3.02. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SPONSOR. The Sponsor hereby represents, warrants and covenants to the Indenture Trustee, the Seller, the Trust, the Backup Servicer, the Note Insurer and the Master Servicer that as of the date of this Agreement or as of such date specifically provided herein:

          (a) The Sponsor is a corporation duly organized, validly existing and in good standing under the laws of the State of California.

          (b) The Sponsor has the corporate power and authority to convey the Mortgage Loans and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement.

          (c) This Agreement has been duly and validly authorized, executed and delivered by the Sponsor, all requisite corporate action having been taken, and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes or will constitute the legal, valid and binding agreement of the Sponsor, enforceable against the Sponsor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Sponsor with this Agreement or the consummation by the Sponsor of any of the transactions contemplated hereby, except as have been made on or prior to the Closing Date.

          (e) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, or the fulfillment of or compliance with the terms and conditions of this Agreement,
(i) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under (A) the articles of incorporation or bylaws of the Sponsor, or (B) of any term, condition or provision of any material indenture, deed of trust, contract or other agreement or instrument to which the Sponsor or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound; (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Sponsor of any court or governmental authority having jurisdiction over the Sponsor or its subsidiaries; or (iii) results in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans.

          (f) There are no actions, suits or proceedings before or against or investigations of, the Sponsor pending, or to the knowledge of the Sponsor, threatened, before any court, administrative agency or other tribunal, and no notice of any such action, which, in the Sponsor's reasonable judgment, might materially and adversely affect the performance by the Sponsor of its obligations under this Agreement, or the validity or enforceability of this Agreement.

          (g) The Sponsor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency that may materially and adversely affect its performance hereunder.

     It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.02 shall survive delivery of the respective Indenture Trustee's Mortgage Files to the Indenture Trustee and shall inure to the benefit of the Indenture Trustee.

     Section 3.03. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BACKUP SERVICER. The Backup Servicer hereby represents, warrants and covenants to the Indenture Trustee, the Trust, the Master Servicer, the Note Insurer, the Seller and the Sponsor that as of the date of this Agreement:

          (a) The Backup Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of California.

          (b) The Backup Servicer has the corporate power and authority to execute, deliver and perform, and to enter into and consummate transactions contemplated by this Agreement.

          (c) This Agreement has been duly and validly authorized, executed and delivered by the Backup Servicer, all requisite corporate action having been taken, and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes or will constitute the legal, valid and binding agreement of the Backup Servicer, enforceable against the Backup Servicer in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Backup Servicer with this Agreement or the consummation by the Backup Servicer of any of the transactions contemplated hereby, except as have been made on or prior to the Closing Date.

          (e) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, or the fulfillment of or compliance with the terms and conditions of this Agreement,
(i) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under (A) the certificate of incorporation or bylaws of the Backup Servicer, or (B) of any term, condition or provision of any material indenture, deed of trust, contract or other agreement or instrument to which the Backup Servicer or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound; (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Backup Servicer of any court or governmental authority having jurisdiction over the Backup Servicer or its subsidiaries; or (iii) results in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans;

          (f) There are no actions, suits or proceedings before or against or investigations of, the Backup Servicer pending, or to the knowledge of the Backup Servicer, threatened, before any court, administrative agency or other tribunal, and no notice of any such action, which, in the Backup Servicer's reasonable judgment, might materially and adversely affect the performance by the Backup Servicer of its obligations under this Agreement, or the validity or enforceability of this Agreement; and

          (g) The Backup Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency that may materially and adversely affect its performance hereunder.

     It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.03 shall survive delivery of the respective Indenture Trustee's Mortgage Files to the Indenture Trustee and shall inure to the benefit of the Indenture Trustee.

     Section 3.04. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INDENTURE TRUSTEE. The Indenture Trustee hereby represents, warrants and covenants to the Backup Servicer, the Trust, the Master Servicer, the Seller, the Note Insurer and the Sponsor that as of the date of this Agreement or as of such date specifically provided herein:

          (a) The Indenture Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America.

          (b) The Indenture Trustee has the requisite power and authority to execute, deliver and perform, and to enter into and consummate transactions contemplated by this Agreement.

          (c) This Agreement has been duly and validly authorized, executed and delivered by the Indenture Trustee, all requisite action having been taken, and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes or will constitute the legal, valid and binding agreement of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Indenture Trustee with this Agreement or the consummation by the Indenture Trustee of any of the transactions contemplated hereby, except as have been made on or prior to the Closing Date;

          (e) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, or the fulfillment of or compliance with the terms and conditions of this Agreement,
(i) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under (A) the articles of association or bylaws of the Indenture Trustee, or (B) to the best of its knowledge, of any term, condition or provision of any material indenture, deed of trust, contract or other agreement or instrument to which the Indenture Trustee is a party or by which it is bound; or (ii) results or will result in a violation of any statute, rule, regulation, order, judgment or decree applicable to the Indenture Trustee of any court or governmental authority having jurisdiction over the Indenture Trustee or its subsidiaries which violation would materially and adversely affect the Indenture Trustee's performance of its duties hereunder; and

          (f) There are no actions, suits or proceedings before or against or investigations of, the Indenture Trustee, pending or to the knowledge of the Indenture Trustee threatened, before any court, administrative agency or other tribunal, and no notice of any such action, which, in the Indenture Trustee's reasonable judgment, would materially and adversely affect the performance by the Indenture Trustee of its obligations under this Agreement, or the validity or enforceability of this Agreement.

     It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.04 shall survive delivery of the respective Indenture Trustee's Mortgage Files to the Indenture Trustee.

     Section 3.05. COVENANTS AND REPRESENTATIONS OF THE SPONSOR AND MASTER SERVICER REGARDING PREPAYMENT CHARGES. The Master Servicer covenants that it will not waive any Prepayment Charge or part of a Prepayment Charge unless in connection with a Mortgage Loan that is in default or for which a default is reasonably foreseeable.

          (a) The Sponsor hereby represents and warrants that the information set forth in the Prepayment Charge Schedule is complete, true and correct in all material respects at the date or dates respecting which such information is furnished and each Prepayment Charge is permissible and enforceable in accordance with its terms (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally) under applicable law.

          (b) Upon discovery by the Sponsor or the Indenture Trustee of a breach of the foregoing, the party discovering such breach shall give prompt written notice to the other parties. Within 60 days of the earlier of discovery by the Master Servicer or receipt of notice by the Master Servicer of breach, the Master Servicer shall cure such breach in all material respects. If the covenant made by the Master Servicer in clause (a) above is breached the Master Servicer must pay into the Collection Account the amount of the waived Prepayment Charge. If the representation made by the Sponsor in clause (b) above is breached, the Sponsor must pay into the Collection Account the amount of the scheduled Prepayment Charge, less any amount previously collected and paid by the Master Servicer into the Collection Account. The foregoing obligations of the Master Servicer and the Sponsor shall be the sole and exclusive remedies for a breach of this Section 3.05(a) or (b).

     Section 3.06. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER. The Seller, hereby represents, warrants and covenants to the Indenture Trustee, the Trust, the Sponsor, the Backup Servicer, the Note Insurer and the Master Servicer that as of the date of this Agreement or as of such date specifically provided herein:

          (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) The Seller has the corporate power and authority to convey the Mortgage Loans and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement.

          (c) This Agreement has been duly and validly authorized, executed and delivered by the Seller, all requisite corporate action having been taken, and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes or will constitute the legal, valid and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (d) No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Seller with this Agreement or the consummation by the Seller of any of the transactions contemplated hereby, except as have been made on or prior to the Closing Date.

          (e) None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, or the fulfillment of or compliance with the terms and conditions of this Agreement,
(i) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under (A) the articles of incorporation or bylaws of the Seller, or
(B) of any term, condition or provision of any material indenture, deed of trust, contract or other agreement or instrument to which the Seller or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound;
(ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Seller of any court or governmental authority having jurisdiction over the Seller or its subsidiaries; or (iii) results in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans.

          (f) There are no actions, suits or proceedings before or against or investigations of, the Seller pending, or to the knowledge of the Seller, threatened, before any court, administrative agency or other tribunal, and no notice of any such action, which, in the Seller's reasonable judgment, might materially and adversely affect the performance by the Seller of its obligations under this Agreement, or the validity or enforceability of this Agreement.

          (g) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency that may materially and adversely affect its performance hereunder.

     It is understood and agreed that the representations, warranties and covenants set forth in this Section 3.05 shall survive delivery of the respective Indenture Trustee's Mortgage Files to the Indenture Trustee and shall inure to the benefit of the Indenture Trustee.

                                   ARTICLE IV

                               THE MORTGAGE LOANS

     Section 4.01. REPRESENTATIONS AND WARRANTIES CONCERNING THE MORTGAGE LOANS. The Sponsor makes the following representations and warranties to the Seller, the Master Servicer, the Backup Servicer, the Indenture Trustee, the
Note Insurer and the Trust as to the Mortgage Loans on which the Trust relies in accepting the Mortgage Loans in trust and executing the Notes. With respect to the representations and warranties stated in Sections 4.01(i), (r), (ddd), (eee) and (fff), the Sponsor makes such representations and warranties on behalf of itself and the Seller. Such representations, warranties and covenants are made or deemed to be made as of the Closing Date.

          (a) The information with respect to each Mortgage Loan set forth in the Mortgage Loan Schedule is true and correct as of the Cut-Off Date, based on Cut-Off Date Principal Balances.

          (b) Each Mortgage Loan is being serviced either (i) through the Master Servicer or (ii) a Person controlling, controlled by or under common control with the Master Servicer and qualified to service mortgage loans.

          (c) Each Mortgage Loan was underwritten or reunderwritten pursuant to the Underwriting Guidelines which conform in all material respects to the description thereof set forth in the Prospectus Supplement.

          (d) All of the original or certified documentation required to be delivered to the Indenture Trustee pursuant to this Agreement (including all material documents related thereto) with respect to each Mortgage Loan has been or will be delivered to the Indenture Trustee in accordance with the terms of this Agreement. Each of the documents and instruments specified to be included therein has been duly executed and in due and proper form, and each such document or instrument is in a form generally acceptable to prudent mortgage lenders that regularly originate or purchase mortgage loans comparable to the Mortgage Loans for sale to prudent investors in the secondary market that invest in mortgage loans such as the Mortgage Loans.

          (e)  [Reserved].

          (f) Each Mortgaged Property is improved by a single (one to four) family residential dwelling, which may include condominiums, individual units in a planned unit development and townhouses but shall not include cooperatives.

          (g)  No Mortgage Loan had an LTV in excess of 90%.

          (h) Each Mortgage Loan is a valid and subsisting first lien as identified on the Mortgage Loan Schedule on the Mortgaged Property and subject in all cases to the exceptions to title set forth in the title insurance policy, with respect to the related Mortgage Loan, which exceptions are generally acceptable to banking institutions in connection with their regular mortgage lending activities, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage. At the time each Mortgage Loan was originated, the originator was a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act or a savings and loan association, a savings bank, a commercial bank or similar banking institution which was supervised and examined by a federal or state authority or a mortgage banker or broker licensed or authorized to do business in the jurisdiction in which the related Mortgaged Property is located, applying the same standards and procedures used by the Sponsor in originating Mortgage Loans directly.

          (i) Immediately prior to the transfer and assignment of the Mortgage Loans to the Seller pursuant to the Master Sale and Purchase Agreement, the Sponsor held good and marketable title to, and was the sole owner of each Mortgage Loan, subject to no liens, charges, mortgages or encumbrances or rights of others; and immediately prior to the transfer and assignment herein contemplated, the Seller held good and marketable title to, and was the sole owner of, each Mortgage Loan subject to no liens, charges, mortgages, encumbrances or rights of others except liens which will be released simultaneously with such transfer and assignment; and immediately upon the transfer and assignment herein contemplated, the Indenture Trustee will hold good and marketable title to, and be the sole owner of, each Mortgage Loan subject to no liens, charges, mortgages, encumbrances or rights of others except liens which will be released simultaneously with such transfer and assignment.

          (j) There is no delinquent tax or assessment lien on any Mortgaged Property, and each Mortgaged Property is free of substantial damage and is in good repair.

          (k) There is no valid and enforceable right of rescission, offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the related Mortgagor to pay the unpaid principal of or interest on such Mortgage Note or the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

          (l) There is no mechanics' lien or claim for work, labor or material affecting any Mortgaged Property which is or may be a lien prior to, or equal with, the lien of the related Mortgage except those which are insured against by any title insurance policy referred to in paragraph (n) below.

          (m) Each Mortgage Loan at the time it was made complied with, and each Mortgage Loan at all times was serviced in compliance with, in each case, in all material respects, applicable state and federal laws and regulations, including, without limitation, the federal Truth-in-Lending Act and other consumer protection laws, the Home Ownership and Equity Protection Act of 1994, real estate settlement procedure, usury, equal credit opportunity, disclosure and recording laws and all applicable predatory and abusive lending laws.

          (n) With respect to each Mortgage Loan, a lender's title insurance policy, issued in standard California Land Title Association form or American Land Title Association form, or other form acceptable in a particular jurisdiction by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated, in an amount at least equal to the original Principal Balance of such Mortgage Loan insuring the mortgagee's interest under the related Mortgage Loan as the holder of a valid first mortgage lien of record on the real property described in the related Mortgage, as the case may be, subject only to exceptions of the character referred to in paragraph (h) above, was effective on the date of the origination of such Mortgage Loan, and, as of the Closing Date such policy will be valid and inure to the benefit of the Indenture Trustee on behalf of the Noteholders.

          (o) The improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy (which may be a blanket policy of the type described in this Agreement) with a generally acceptable carrier that provides for fire and extended coverage representing coverage not less than the least of (i) the outstanding Principal Balance of the related Mortgage Loan,
(ii) the minimum amount required to compensate for damage or loss on a replacement cost basis or (iii) the full insurable value of the Mortgaged Property.

          (p) If any Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy (which may be a blanket policy of the type described in this Agreement) in a form meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (i) the outstanding Principal Balance of the related Mortgage Loan (together, in the case of a second mortgage loan, with the outstanding principal balance of the first mortgage loan), (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis or (iii) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973.

          (q) Each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan had full legal capacity to execute all documents relating to such Mortgage Loan and convey the estate therein purported to be conveyed.

          (r) The Sponsor has directed and the Seller has caused to be performed any and all acts required to be performed to preserve the rights and remedies of the Indenture Trustee in any Insurance Policies applicable to any Mortgage Loan delivered by the Sponsor or the Seller including, to the extent such Mortgage Loan is not covered by a blanket policy described in this Agreement, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of coinsured, joint loss payee and mortgagee rights in favor of the Indenture Trustee.

          (s) The Sponsor has caused or will have caused, within ten days, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the original Mortgage Note and all subsequent assignments of the original Mortgage, granted to the Indenture Trustee hereunder, subject to the provisions of Section 2.05(b) of this Agreement.

          (t) The terms of each Mortgage Note and each Mortgage have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the Noteholders and which has been delivered to the Indenture Trustee

          (u) The proceeds of each Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder. All costs, fees and expenses incurred in making or closing or recording such Mortgage Loans were paid.

          (v) Except as otherwise required by law or pursuant to the statute under which the related Mortgage Loan was made, the related Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage.

          (w)  No Mortgage Loan was originated under a buydown plan.

          (x) No Mortgage Loan provides for negative amortization, has a shared appreciation feature, or other contingent interest feature.

          (y) Each Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of one or more parcels of real property with a residential dwelling erected thereon.

          (z) Each Mortgage securing a Mortgage Note contains a provision for the acceleration of the payment of the unpaid Principal Balance of the related Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder.

          (aa) Any advances made after the date of origination of a Mortgage Loan but prior to the Cut-Off Date, have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the related Mortgage Loan. No Mortgage Note permits or obligates the Seller, the Master Servicer, the Backup Servicer, the Sponsor or any other Person to make future advances to the related Mortgagor at the option of the Mortgagor.

          (bb) There is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring, and each Mortgaged Property is undamaged by waste, fire, earthquake or earth movement, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

          (cc) All of the improvements which were included for the purposes of determining the Appraised Value of any Mortgaged Property lie wholly within the boundaries and building restriction lines of such Mortgaged Property, and no improvements on adjoining properties encroach upon such Mortgaged Property, except as stated in the related title insurance policy and affirmatively insured.

          (dd) No improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning law or regulation. As of the related date of origination, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of each Mortgaged Property and, with respect to the use and occupancy of the same, including, but not limited to, certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and such Mortgaged Property is lawfully occupied under the applicable law.

          (ee) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Sponsor, the Seller, or the Trust to the trustee under the deed of trust, except in connection with a trustee's sale after default by the related Mortgagor.

          (ff) [Reserved].

          (gg) [Reserved].

          (hh) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Mortgaged Property of the benefits of the security, including (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (ii) otherwise by judicial foreclosure. There is no homestead or other exemption available which materially interferes with the right to sell the related Mortgaged Property at a trustee's sale or the right to foreclose the related Mortgage.

          (ii) Except for delinquencies identified in the Mortgage Loan Schedule, there is no default, breach, violation or event of acceleration existing under any Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and the Seller has not waived any default, breach, violation or event of acceleration.

          (jj) No instrument of release or waiver has been executed in connection with any Mortgage Loan, and no Mortgagor has been released, in whole or in part.

          (kk) [Reserved]

          (ll) The Sponsor has no actual knowledge that there exists on any Mortgaged Property any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in the CERCLA, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation.

          (mm) No action, error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including, without limitation, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan.

          (nn) The Sponsor has not solicited the Mortgagor in connection with any refinancing.

          (oo) If the Mortgage Loan is an adjustable rate Mortgage Loan, all of the adjustments to the Mortgage Interest Rate, to the amount of the monthly payment, and to the principal balance have been made in accordance with the terms of the related Mortgage Note.

          (pp) The origination and collection practices used with respect to the Mortgage Loan have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing business.

          (qq) An appraisal of the related Mortgaged Property was made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser who met the requirements of the Sponsor's appraisal policy and procedures and who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation was not affected by the approval or disapproval of the Mortgage Loan.

          (rr) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of adjustable rate mortgage loans; and if the Mortgage Loan is a refinanced Mortgage Loan, the Mortgagor has received all disclosure and rescission materials required by applicable law with respect to the making of a refinanced Mortgage Loan, and evidence of such receipt is and will remain in the Master Servicer's file.

          (ss) If the residential dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development), such condominium or planned unit development project meets the Sponsor's eligibility requirements.

          (tt) [As of the Cut-Off Date, no more than 0.15% of the Mortgage Loans were more than 29 days contractually delinquent or had been dishonored. No more than 0.04% of the Mortgage Loans have been thirty or more days delinquent more than one time in the twelve months preceding the Cut-Off Date.]

          (uu) The Sponsor has not advanced funds, or induced, solicited or knowingly received any advance of funds by a person other than the Mortgagor, directly or indirectly, for the payment of any amount required under the Mortgage Loan, except for interest prepaid upon the closing of the Mortgage Loan. No Mortgage Loan contains any provision pursuant to which Monthly Payments are: (i) paid or partially paid with funds deposited in any separate account established by the Sponsor, the Mortgagor, or anyone on behalf of the Mortgagor or (ii) paid by any source other than the Mortgagor. The Mortgage Loan is not deemed a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature.

          (vv) No foreclosure proceedings are pending against the Mortgaged Property and the Mortgage Loan is not subject to any pending bankruptcy or insolvency proceeding, and to the Sponsor's best knowledge, no material litigation or material lawsuit relating to the Mortgage Loan is pending.

          (ww) Principal payments on the Mortgage Loan commenced or will commence within sixty days after the proceeds of the Mortgage Loan were disbursed.

          (xx) With respect to escrow deposits, if any, all such payments are in the possession of, or under the control of, the Master Servicer and there exists no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made or could be made. No escrow deposits or escrow advances or other charges or payments due the Master Servicer have been capitalized under any Mortgage or the related Mortgage Note.

          (yy) With respect to the conveyance of the Mortgage Loans by the Sponsor to the Seller, the Sponsor used no selection procedures that identified the Mortgage Loans as being less desirable or valuable than other comparable mortgage loans originated or acquired by the Sponsor. The Mortgage Loans are representative of the Sponsor's portfolio of fixed-rate or adjustable-rate mortgage loans, as applicable. With respect to the conveyance of the Mortgage Loans pursuant to this Agreement, the Seller used no selection procedures that identified the Mortgage Loans as being less desirable or valuable than other comparable mortgage loans originated or acquired by the Seller. The Mortgage Loans are representative of the Seller's portfolio of fixed-rate or adjustable-rate mortgage loans, as applicable.

          (zz) Each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform in all material respects to the description thereof set forth in the Prospectus Supplement.

          (aaa) All requirements for the valid transfer of each Insurance Policy, including any assignments or notices required in each Insurance Policy, have been satisfied.

          (bbb) This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Mortgage Loans in favor of the Indenture Trustee, which security interest is prior to all other liens, and is enforceable as such as against creditors of and purchasers from the Seller.

          (ccc) The Mortgage Loans constitute "instruments" within the meaning of the applicable UCC.

          (ddd) The Sponsor received all consents and approvals required by the terms of the Mortgage Loans to the sale of the Mortgage Loans pursuant to the Master Sale and Purchase Agreement to the Seller and the Seller has received all consents and approvals required by the terms of the Mortgage Loans to the sale of the Mortgage Loans hereunder to the Owner Trustee and the subsequent pledge to the Indenture Trustee.

          (eee) Other than the security interest granted to the Indenture Trustee pursuant to the Indenture, neither the Sponsor nor the Seller has pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans. Neither the Sponsor nor the Seller has authorized the filing of nor is aware of any financing statements against the Sponsor or the Seller that include a description of collateral covering the Mortgage Loans other than any financing statement relating to the security interest granted to the Indenture Trustee hereunder or that has been terminated. Neither the Sponsor nor the Seller is aware of any judgment or tax lien filings affecting the Mortgage Loans against either the Seller or the Sponsor.

          (fff) All financing statements filed or to be filed against the Sponsor or the Seller in favor of the Indenture Trustee in connection herewith describing the Mortgage Loans contain a statement to the following effect: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Indenture Trustee."

          (ggg) None of the Mortgage Loans is a "High Cost Home Loan" within the meaning of the Georgia Fair Lending Act (the "Georgia Act"). The Mortgage Loans in the Trust Estate that are "Covered Loans" within the meaning of the Georgia Act comply with all material provisions of the Georgia Act, and the Sponsor has ensured, among other things, that if a borrower under a "Covered Loan" has refinanced an existing "Home Loan" that was consummated within the previous five years, the "Covered Loan" has provided a reasonable, tangible net benefit to such borrower considering all of the circumstances.

          (hhh) None of the Mortgage Loans is a Section 32 Mortgage Loan under the Home Ownership Equity Protection Act of 1994.

          (iii) None of the Mortgage Loans encumbering property located in Georgia was originated after October 1, 2002.

     It is understood and agreed that the representations, warranties and covenants set forth in this Section 4.01 shall survive delivery of the respective Indenture Trustee's Mortgage Files to the Indenture Trustee and shall inure to the benefit of the Indenture Trustee on behalf of the Noteholders and the Note Insurer.

     Section 4.02. PURCHASE AND SUBSTITUTION. (a) It is understood and agreed that the representations and warranties set forth in Section 4.01 shall survive the transfer of the Mortgage Loans by the Seller to the Trust, the subsequent pledge thereof by the Trust to the Indenture Trustee, for the benefit of the Noteholders and the Note Insurer, and the delivery of the Notes to the Noteholders, and shall continue in full force and effect, notwithstanding any restrictive or qualified endorsement on the Mortgage Notes and notwithstanding subsequent termination of this Agreement.

          (b) Upon discovery by the Seller, the Sponsor, the Master Servicer, the Indenture Trustee, the Note Insurer or a Noteholder of a breach of any of the representations and warranties in Section 4.01 which materially and adversely affects the value of any Mortgage Loan, or which materially and adversely affects the interests of the Note Insurer or the Noteholders in the related Mortgage Loan, the party discovering such breach or failure shall promptly (and in any event within five (5) days of the discovery) give written notice thereof to the others. Within sixty (60) days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, the Sponsor shall (a) promptly cure such breach in all material respects, (b) purchase such Mortgage Loan on the next succeeding Servicer Payment Date, in the manner and at the price specified in Section 2.06(c) and this Section 4.02, or (c) remove such Mortgage Loan from the Trust Estate (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans in the manner specified in Section 2.06 and this Section 4.02. The Indenture Trustee shall deliver prompt written notice to the Note Insurer and the Rating Agencies of any repurchase or substitution made pursuant to this Section 4.02 or Section 2.06(c).

          (c) As to any Deleted Mortgage Loan for which the Sponsor substitutes a Qualified Substitute Mortgage Loan or Loans, the Master Servicer shall cause the Sponsor to effect such substitution by delivering to the Indenture Trustee a certification, in the form attached hereto as EXHIBIT F, executed by a Servicing Officer, and the documents described in Sections 2.05(a)(i)-(vi) for such Qualified Substitute Mortgage Loan or Loans.

          (d) The Master Servicer shall deposit in the Collection Account all payments received in connection with such Qualified Substitute Mortgage Loan or Loans after the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in or before the Due Period in which the substitution occurs shall not be part of the Trust Estate and will be retained by the Sponsor on the next succeeding Payment Date. For the Due Period in which the substitution occurs, distributions to Noteholders will include the Monthly Payment due on any Deleted Mortgage Loan for such Due Period and thereafter the Sponsor shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall give written notice to the Backup Servicer, the Indenture Trustee and the Note Insurer that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Loans. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects.

          (e) With respect to any Mortgage Loan that has been converted to an REO Mortgage Loan, all references in this Section 4.02 or Section 2.06 to "Mortgage Loan" shall be deemed to also refer to the REO Mortgage Loan. With respect to any Mortgage Loan that the Sponsor is required to repurchase that is or becomes a Liquidated Mortgage Loan, in lieu of repurchasing such Mortgage Loan, the Master Servicer shall deposit into the related Payment Account, pursuant to Section 8.01 of the Indenture, an amount equal to the amount of the Liquidated Loan Loss, if any, incurred in connection with the liquidation of such Mortgage Loan within the same time period in which the Master Servicer or Sponsor would have otherwise been required to repurchase such Mortgage Loan.

          (f) It is understood and agreed that the obligations of the Sponsor set forth in Sections 2.06 and 4.02 to cure, purchase or substitute for a defective Mortgage Loan, or to indemnify as described in Section 4.02(g) constitute the sole remedies of the Indenture Trustee, the Note Insurer and the Noteholders respecting a breach of the representations and warranties of the Sponsor set forth in Section 4.01 of this Agreement.

          (g) The Sponsor shall be obligated to indemnify the Seller, the Indenture Trustee, the Trust, the Owner Trustee, the Noteholders and the Note Insurer for any third party claims arising out of a breach by the Sponsor of representations or warranties regarding the Mortgage Loans.

                                   ARTICLE V

               ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

     Section 5.01. THE MASTER SERVICER. (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with this Agreement and in accordance with Accepted Servicing Practices, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable.

          (b) The Master Servicer shall exercise its discretion consistent with Accepted Servicing Practices and the terms of this Agreement, with respect to the enforcement of defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest with respect thereto, including but not limited to the sale of such Mortgage Loan to a third party, the modification of such Mortgage Loan, or foreclosure upon the related property with a Mortgage and disposition thereof.

          (c) The duties of the Master Servicer shall include collecting and posting of all payments, responding to inquiries of Mortgagors or by federal, state or local government authorities with respect to the Mortgage Loans, investigating delinquencies, reporting tax information to Mortgagors in accordance with its customary practices and accounting for collections and furnishing monthly and annual statements to the Indenture Trustee with respect to distributions, paying Compensating Interest and making Periodic Advances and Servicing Advances pursuant hereto. The Master Servicer shall follow its customary standards, policies and procedures in performing its duties as Master Servicer. The Master Servicer shall cooperate with the Indenture Trustee and furnish to the Indenture Trustee with reasonable promptness information in its possession as may be necessary or appropriate to enable the Indenture Trustee to perform its tax reporting duties hereunder. The Indenture Trustee shall furnish the Master

Servicer, or the Backup Servicer with any powers of attorney and other documents as the Indenture Trustee shall deem necessary or appropriate to enable the Master Servicer, and the Backup Servicer to carry out its servicing and administrative duties hereunder; provided, however, the Master Servicer, or the Backup Servicer shall prepare for and deliver to the Indenture Trustee for its execution any such powers of attorney; provided, further, that the Indenture Trustee shall not be responsible for any misuse of any such power of attorney.

          (d)  [Reserved].

          (e) The Master Servicer shall, in accordance with Accepted Servicing Practices, have the right to approve requests of Mortgagors for consent to (i) partial releases of Mortgage Loans and (ii) alterations, removal, demolition or division of Mortgaged Properties subject to Mortgage Loans. No such request shall be approved by the Master Servicer unless: (x) the provisions of the related Mortgage Note have been complied with; (y) the LTV (which may, for this purpose, be determined at the time of any such action in a manner reasonably acceptable to the Note Insurer) after any release does not exceed the LTV set forth for such Mortgage Loan in the Mortgage Loan Schedule; and (z) the lien priority, monthly payment, Mortgage Interest Rate or maturity date of the related Mortgage is not affected except in accordance with Section 5.01(f); PROVIDED, HOWEVER, that the foregoing requirements (x), (y) and (z) shall not apply to any such situation described in this paragraph if such situation results from any condemnation or easement activity by a governmental entity.

          (f) Notwithstanding anything else contained herein, the Master Servicer may not, without the consent of the Note Insurer, agree to a modification or extension of any Mortgage Loan unless both (i) such Mortgage Loan is in default or a default thereon is reasonably foreseeable and (ii) such modification or extension would not result in the Master Servicer agreeing to modifications or extensions on Mortgage Loans with aggregate Cut-Off Date Principal Balances of more than 5.0% of the Maximum Collateral Amount. In addition, the Master Servicer may not agree to more than (i) one modification or extension with respect to any individual Mortgage Loan in a calendar year or
(ii) three modifications or extensions of an individual Mortgage Loan during the life of such Mortgage Loan.

          (g)  [Reserved].

          (h) Without limiting the generality of the foregoing, but subject to Sections 5.05 and 5.06, the Master Servicer in its own name may be authorized and empowered pursuant to a power of attorney executed and delivered by the Indenture Trustee to execute and deliver, and may be authorized and empowered by the Indenture Trustee, to execute and deliver, on behalf of itself, the Noteholders and the Indenture Trustee or any of them, (i) any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the Mortgage Loans and with respect to the Mortgaged Properties, (ii) and to institute foreclosure proceedings or obtain a deed in lieu of foreclosure so as to effect ownership of any Mortgaged Property on behalf of the Indenture Trustee, and
(iii) to hold title to any Mortgaged Property upon such foreclosure or deed in lieu of foreclosure on behalf of the Indenture Trustee; PROVIDED, HOWEVER, that
Section 5.07(a) shall constitute a power of attorney from the Indenture Trustee to the Master Servicer to execute an instrument of satisfaction (or assignment of mortgage without recourse) with respect to any Mortgage Loan paid in full (or with respect to which payment in full has been escrowed). Subject to Sections 5.05 and 5.06, the Indenture Trustee shall furnish the Master Servicer with any powers of attorney and other documents as the Master Servicer shall reasonably request to enable the Master Servicer to carry out their respective servicing and administrative duties hereunder; provided, however, the Master Servicer shall prepare for and deliver to the Indenture Trustee for its execution any such powers of attorney; provided, further, that the Indenture Trustee shall not be responsible for any misuse of any such power of attorney.

          (i) The Master Servicer shall give prompt notice to the Backup Servicer, the Indenture Trustee and the Note Insurer of any action, of which the Master Servicer has actual knowledge, to (i) assert a claim against the Trust or
(ii) assert jurisdiction over the Trust.

          (j) Servicing Advances incurred by the Master Servicer in connection with the servicing of the Mortgage Loans (including any penalties in connection with the payment of any taxes and assessments or other charges) on any Mortgaged Property shall be recoverable by the Master Servicer to the extent described herein.

          (k) The Master Servicer shall be entitled to rely, and shall be fully protected in relying, upon any promissory note, writing, resolution, notice, consent, certificate, affidavit, letter, e-mail, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Mortgagor(s)), independent accountants and other experts selected by the Master Servicer.

          (l) The Master Servicer shall have no liability to the Seller, the Sponsor, the Indenture Trustee, the Owner Trustee, the Note Insurer, any Noteholder or any other Person for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that the foregoing shall not apply to any breach of representations or warranties made by the Master Servicer herein, or to any specific liability imposed upon the Master Servicer pursuant to this Agreement or any liability that would otherwise be imposed upon the Master Servicer by reason of its willful misconduct, bad faith or negligence in the performance of its duties hereunder or by reason of its failure to perform its obligations or duties hereunder.

     Section 5.02. COLLECTION OF CERTAIN MORTGAGE LOAN PAYMENTS; COLLECTION ACCOUNT. (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow Accepted Servicing Practices. Consistent with the foregoing, the Master Servicer may in its discretion waive any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loans.

          (b) The Master Servicer shall establish and maintain, in the name of the Indenture Trustee, the Collection Account, in trust for the benefit of the Noteholders and the Note Insurer. The Collection Account shall be established and maintained as an Eligible Account.

          (c) The Master Servicer shall deposit in the Collection Account any amounts representing Monthly Payments on the Mortgage Loans due or to be applied as of a date after the Cut-Off Date on each Business Day, not more than two Business Days after the date of collection, the following payments and collections received or made by it (other than in respect of monthly payments of principal on and interest of the Mortgage Loans that were due on or before the related Cut-Off Date and Monthly Payments due on May 1, 2003):

               (i) payments of interest on the Mortgage Loans including Prepayment Charges;

               (ii) payments of principal of the Mortgage Loans, including Principal Prepayments;

               (iii) the Loan Repurchase Price of Mortgage Loans repurchased pursuant to Sections 2.06(c) or 4.02;

               (iv) the Substitution Adjustment received in connection with Mortgage Loans for which Qualified Substitute Mortgage Loans are received pursuant to Sections 2.06 and 4.02;

               (v)  all Net REO Proceeds;

               (vi) all Net Liquidation Proceeds; and

               (vii) all Insurance Proceeds (including, for this purpose, any amounts required to be deposited by the Master Servicer pursuant to Section
     5.04 hereof).

     It is understood that the Master Servicer need not deposit amounts representing fees, late payment charges or extension or other administrative charges (other than Prepayment Charges) payable by Mortgagors, or amounts received by the Master Servicer for the account of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items or foreclosure proceeds to the extent payable to the related Mortgagor.

          (d) The Master Servicer shall invest any funds in the Collection Account in Permitted Investments, which shall mature not later than the Business Day next preceding the Servicer Payment Date next following the date of such investment (except that any investment held by the Indenture Trustee may mature on such Servicer Payment Date) and shall not be sold or disposed of prior to its maturity. All net income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order on a Servicer Payment Date. The Master Servicer shall deposit from its own funds the amount of any loss, to the extent not offset by investment income or earnings, in the Collection Account upon the realization of such loss.

     Section 5.03. PERMITTED WITHDRAWALS FROM THE COLLECTION ACCOUNT. The Master Servicer may make withdrawals from the Collection Account, on or prior to any Servicer Payment Date, for the following purposes:

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          (a)  to pay to the Sponsor amounts received in respect of any
Defective Mortgage Loan purchased or substituted for by the Sponsor to the extent that the payment of any such amounts on the Servicer Payment Date upon which the proceeds of such purchase are paid would make the total amount distributed in respect of any such Mortgage Loan on such Servicer Payment Date greater than the Loan Repurchase Price or the Substitution Adjustment therefor;

          (b) to reimburse the Master Servicer for unreimbursed Periodic Advances and unreimbursed Servicing Advances with respect to the Mortgage Loans for which it has made a Periodic Advance or Servicing Advance, from late or deferred payments collected, collections other than timely Monthly Payments, Liquidation Proceeds, Insurance Proceeds and/or the Loan Repurchase Price or Substitution Adjustment of or relating to such Mortgage Loans;

          (c) to reimburse the Master Servicer for any Periodic Advances and Servicing Advances determined in good faith to have become Nonrecoverable Advances, such reimbursement to be made from any funds in the Collection Account;

          (d) to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

          (e) to withdraw any funds deposited in the Collection Account that were not required to be deposited therein;

          (f)  to pay the Master Servicer the Servicing Compensation pursuant to
Section 5.08 hereof to the extent not retained or paid;

          (g)  to pay the Backup Servicer the Backup Servicing Fee pursuant to
Section 5.08 hereof to the extent payments in respect of these amounts have not been previously retained or paid;

          (h) without duplication, and solely out of amounts which are payable to a former master servicer pursuant to Section 7.02(g), to pay to the Backup Servicer, the Indenture Trustee or any successor master servicer amounts paid by them in connection with the transfer of the Master Servicer's servicing obligations pursuant to Article VII hereof and required under such Article VII to be borne by the Master Servicer;

          (i)  to withdraw income on the Collection Account as provided in
Section 5.02(d); and

          (j) amounts deposited into the Collection Account in respect of late fees, assumption fees and similar fees (other than Prepayment Charges).

     The Master Servicer shall keep and maintain a separate accounting for each Mortgage Loan for the purpose of accounting for withdrawals from the Collection Account pursuant to this Section 5.03. Furthermore, in the event that servicing has been transferred to the Backup Servicer, all reimbursements in respect of Servicer Advances and Periodic Advances shall be

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made on a first in, first out priority basis (i.e. the longest outstanding reimbursable Servicer Advance or Periodic Advance will be reimbursed first).

     Section 5.04.    HAZARD INSURANCE POLICIES; PROPERTY PROTECTION EXPENSES.
(a) The Master Servicer shall cause to be maintained with respect to each Mortgage Loan a hazard insurance policy with a carrier licensed in the state in which the Mortgaged Property is located that provides for fire and extended coverage, and which provides for a recovery by the named insured of insurance proceeds relating to such Mortgage Loan in an amount not less than the least of
(i) the outstanding Principal Balance of the Mortgage Loan plus the outstanding principal balance of any mortgage loan senior to such Mortgage Loan, but in no event shall such amount be less than is necessary to prevent the Mortgagor from becoming a coinsurer thereunder, (ii) the minimum amount required to compensate for loss or damage on a replacement cost basis and (iii) the full insurable value of the related Mortgage Property. The Master Servicer shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property or (ii) the sum of the Principal Balance of such Mortgage Loan and the principal balance of any mortgage loan senior to such Mortgage Loan at the time of such foreclosure plus accrued interest and the good-faith estimate of the Master Servicer of related Liquidation Expenses to be incurred in connection therewith. Amounts collected by the Master Servicer under any such policies shall be deposited in the Collection Account to the extent that they constitute Liquidation Proceeds or Insurance Proceeds. Each hazard insurance policy shall contain a standard mortgage clause naming the Master Servicer, its successors and assigns, as mortgagee. The Master Servicer shall be under no obligation to require that any Mortgagor maintain earthquake (except as provided herein) or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

          (b) In the event that the Master Servicer shall obtain and maintain a blanket policy with an insurer either (i) which satisfies the corresponding requirements of Fannie Mae or Freddie Mac or (ii) approved in writing by the
Note Insurer, such approval not to be unreasonably withheld, insuring against fire, flood and hazards of extended coverage on all of the Mortgage Loans, then, to the extent such policy names the Master Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid Principal Balance on the Mortgage Loans without co-insurance, and otherwise complies with the requirements of this Section 5.04, the Master Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under this Section 5.04, it being understood and agreed that such blanket policy may contain a deductible clause (payable by the Master Servicer), in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the preceding paragraph of this Section 5.04, and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account from the Master Servicer's own funds the difference, if any, between the amount that would have been payable under a policy complying with the preceding paragraph of this Section 5.04 and the amount paid under such blanket policy. Upon the request of the Indenture Trustee or the Note Insurer, the Master Servicer shall cause to be delivered to the Indenture Trustee or the
Note Insurer, a certified true copy of such policy.

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

          (c) If the Mortgage Loan at the time of origination relates to a Mortgaged Property in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards as designated to the Master Servicer by the Sponsor, the Master Servicer will cause to be maintained with respect thereto a flood insurance policy in a form meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable carrier in an amount representing coverage, and which provides for a recovery by the Master Servicer on behalf of the Trust of insurance proceeds relating to such Mortgage Loan of not less than the least of
(i) the outstanding Principal Balance of the related Mortgage Loan, plus the principal balance of the related first lien, if any, (ii) the minimum amount required to compensate for damage or loss on a replacement cost basis and (iii) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973. The Master Servicer shall indemnify the Trust and the
Note Insurer out of the Master Servicer's own funds for any loss to the Trust and the Note Insurer resulting from the Master Servicer's failure to maintain the insurance required by this Section.

     Section 5.05. ASSUMPTION AND MODIFICATION AGREEMENTS. When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Master Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; PROVIDED, HOWEVER, that the Master Servicer shall not exercise any such right if (i) the "due-on-sale" clause, in the reasonable belief of the Master Servicer, is not enforceable under applicable law or (ii) the Master Servicer reasonably believes that to permit an assumption of the Mortgage Loan would not materially and adversely affect the interest of the Noteholders or of the Note Insurer. In such event, the Master Servicer shall enter into an assumption and modification agreement with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the mortgage documents, the Mortgagor remains liable thereon. If the foregoing is not permitted under applicable law, the Master Servicer is authorized to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note; PROVIDED, HOWEVER, that to the extent any such substitution of liability agreement would be delivered by the Master Servicer outside of its usual procedures for mortgage loans held in its own portfolio the Master Servicer shall, prior to executing and delivering such agreement, obtain the prior written consent of the Note Insurer. The Mortgage Loan, if assumed, shall conform in all respects to the requirements and representations and warranties of this Agreement. The Master Servicer shall notify the Indenture Trustee that any applicable assumption or substitution agreement has been completed by forwarding to the Indenture Trustee the original copy of such assumption or substitution agreement, which copy shall be added by the Indenture Trustee to the related Indenture Trustee's Mortgage File and which shall, for all purposes, be considered a part of such Indenture Trustee's Mortgage File to the same extent as all other documents and instruments constituting a part thereof. The Master Servicer shall be responsible for promptly recording any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, the required monthly payment on the related Mortgage Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the stated maturity or outstanding Principal Balance of such Mortgage Loan shall not be changed, the Mortgage Interest Rate shall not be changed nor shall any required monthly payments of principal or interest be deferred or

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

forgiven. Any fee collected by the Master Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Master Servicer as additional servicing compensation.

     Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Master Servicer may be restricted by law from preventing, for any reason whatsoever.

     Section 5.06. REALIZATION UPON DEFAULTED MORTGAGE LOANS. (a) The Master Servicer shall foreclose upon or otherwise comparably effect the ownership on behalf of the Trust of Mortgaged Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of Delinquent payments and which the Sponsor has not purchased pursuant to Section 5.15, unless the Master Servicer reasonably believes that Net Liquidation Proceeds with respect to such Mortgage Loan would not be increased as a result of such foreclosure or other action, in which case, such Mortgage Loan will be charged-off and will become a Liquidated Mortgage Loan. The Master Servicer shall have no obligation to purchase any Mortgaged Property at any foreclosure sale. In connection with such foreclosure or other conversion, the Master Servicer shall exercise foreclosure procedures with the same degree of care and skill in their exercise or use, as it would ordinarily exercise or use under the circumstances in the conduct of their own affairs. Any amounts including Liquidation Expenses, advanced by the Master Servicer in connection with such foreclosure or other action shall constitute Servicing Advances.

     Pursuant to its efforts to sell any REO Property, the Master Servicer either itself or through an agent selected by the Master Servicer shall manage, conserve, protect and operate such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Master Servicer, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Trust and Note Insurer for the period prior to the sale of such REO Property. The net income generated from the REO Property and the proceeds from a sale of any REO Property shall be deposited in the Collection Account.

          (b) If the Master Servicer has reason to believe that a Mortgaged Property which the Master Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure contains environmental or hazardous waste risks known to the Master Servicer, the Master Servicer shall notify the Backup Servicer, the Indenture Trustee and the Note Insurer and obtain the consent of the Note Insurer prior to acquiring the Mortgaged Property. The Master Servicer shall not institute foreclosure actions with respect to such a property if it reasonably believes that such action would not be consistent with the Accepted Servicing Practices, and in no event shall the Master Servicer be required to manage, operate or take any other action with respect thereto which the Master Servicer in good faith believes will result in "clean-up" or other liability under applicable law, unless the Master Servicer receives an indemnity acceptable to it in its sole discretion.

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

          (c) The Master Servicer shall determine, with respect to each defaulted Mortgage Loan, when it has recovered, whether through trustee's sale, foreclosure sale or otherwise, all amounts if any it expects to recover from or on account of such defaulted Mortgage Loan, whereupon such Mortgage Loan shall become a Liquidated Mortgage Loan.

          (d) Net Foreclosure Profits, if any, shall be paid directly to the Sponsor.

          (e) With respect to its obligations under this Section 5.06, the Master Servicer shall take all such actions as it reasonably believes are consistent with Accepted Servicing Practices.

     Section 5.07. INDENTURE TRUSTEE TO COOPERATE. (a) Upon the payment in full of any Mortgage Loan or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall deliver to the Indenture Trustee one copy of a Request for Release. Upon receipt of such copy of the Request for Release, the Indenture Trustee shall promptly release the related Indenture Trustee's Mortgage File, in trust to (i) the Master Servicer (ii) an escrow agent or (iii) any employee, agent or attorney of the Indenture Trustee, in each case pending its release by the Master Servicer, such escrow agent or such employee, agent or attorney of the Indenture Trustee, as the case may be. Upon any such payment in full, or the receipt of such notification that such funds have been placed in escrow, the Master Servicer is authorized to give, as attorney-in-fact for the Indenture Trustee and the mortgagee under the Mortgage which secured the Mortgage Note, an instrument of satisfaction (or assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of payment in full, it being understood and agreed that no expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account.

          (b) (i) From time to time and as appropriate in the servicing of any Mortgage Loan, including, without limitation, foreclosure or other comparable conversion of a Mortgage Loan or collection under any applicable Insurance Policy, the Indenture Trustee shall (except in the case of the payment or liquidation pursuant to which the related Indenture Trustee's Mortgage File is released to an escrow agent or an employee, agent or attorney of the Indenture Trustee), upon request of the Master Servicer and delivery to the Indenture Trustee of one copy of a Request for Release, release the related Indenture Trustee's Mortgage File to the Master Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings, including, without limitation, an assignment without recourse of the related Mortgage to the Master Servicer. The Indenture Trustee shall complete in the name of the Indenture Trustee any endorsement in blank on any Mortgage Note prior to releasing such Mortgage Note to the Master Servicer. Such receipt shall obligate the Master Servicer to return the Indenture Trustee's Mortgage File to the Indenture Trustee when the need therefor by the Master Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, the Master Servicer shall deliver one copy of a Request for Release indicating such loan has been paid in full.

               (ii) Each Request for Release may be delivered to the Indenture Trustee (x) via mail or courier, (y) via facsimile or (z) by such other means, including,

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

     without limitation, electronic or computer readable medium, as the Master Servicer and the Indenture Trustee shall mutually agree. The Indenture Trustee shall promptly release the related Indenture Trustee's Mortgage File(s) within three (3) Business Days of receipt of one copy of a properly completed Request for Release pursuant to clauses (x), (y) or (z) above or such shorter period as may be agreed upon by the Master Servicer and the Indenture Trustee. Receipt of a Request for Release pursuant to clauses
     (x), (y) or (z) above shall be authorization to the Indenture Trustee to release such Indenture Trustee's Mortgage Files, provided the Indenture Trustee has determined that such Request for Release has been executed, with respect to clauses (x) or (y) above, or approved, with respect to clause (z) above, by a Servicing Officer of the Master Servicer. If the Indenture Trustee is unable to release the Indenture Trustee's Mortgage Files within the time frames previously specified, the Indenture Trustee shall immediately notify the Master Servicer, indicating the reason for such delay, but in no event shall such notification be later than five Business Days after receipt of a Request for Release. If the Master Servicer, is required to pay penalties or damages due solely to the Indenture Trustee's negligent failure to release the related Indenture Trustee's Mortgage File or the Indenture Trustee's negligent failure to execute and release documents in a timely manner, the Indenture Trustee shall be liable for such penalties or damages.

          (c)  No costs associated with the procedures described in this Section
5.07 shall be an expense of the Trust.

     Section 5.08. SERVICING COMPENSATION; PAYMENT OF CERTAIN EXPENSES BY MASTER SERVICER. The Master Servicer shall be entitled to receive and retain, out of collections on the Mortgage Loans for each Due Period, as servicing compensation for such Due Period, an amount (the "SERVICING FEE") equal to the product of one-twelfth of the Servicing Fee Rate and the aggregate Stated Principal Balance of the Mortgage Loans in each Loan Group as of the beginning of such Due Period. Additional servicing compensation in the form of assumption fees, late payment charges or extension and other administrative charges (other than Prepayment Charges) shall be retained by the Master Servicer. The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of the Indenture Trustee Fee to the extent that monies in the Collection Account are insufficient therefor, as provided in Section 6.16 of the Indenture, and all other fees and expenses not expressly stated hereunder to be payable by or from another source) and shall not be entitled to reimbursement therefor except as specifically provided herein.

     The Backup Servicer shall be entitled to receive, and the Master Servicer shall pay, out of collections on the Mortgage Loans for each Due Period, as servicing compensation for such Due Period, an amount (the "BACKUP SERVICING FEE") equal to the product of one-twelfth of the Backup Servicing Fee Rate and the aggregate Stated Principal Balance of the Mortgage Loans in each Loan Group as of the beginning of such Due Period. The Backup Servicer will also be entitled to an upfront fee of $7,500.00.

     Section 5.09. ANNUAL STATEMENT AS TO COMPLIANCE. The Master Servicer will deliver to the Backup Servicer, the Trust, the Indenture Trustee, the Rating Agencies, the Note Insurer and, the Sponsor on or before March 15 of each year, beginning March 15, 2004, an Officer's Certificate of the Master Servicer stating that (a) a review of the activities of the Master Servicer

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

during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision and (b) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its material obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

     Section 5.10. ANNUAL INDEPENDENT PUBLIC ACCOUNTANTS' SERVICING REPORT. On or before March 15 of each year, beginning March 15, 2004, the Master Servicer at its expense shall cause a firm of independent public accountants that is a member of the American Institute of Certified Public Accountants (who may also render other services to the Master Servicer) to furnish a report to the Backup Servicer, the Trust, the Indenture Trustee, the Rating Agencies, the
Note Insurer and the Sponsor to the effect that such firm has examined certain documents and records relating to the servicing of mortgage loans under servicing agreements (including this Agreement) substantially similar to this Agreement, and that such examination, which has been conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Guide for Audits of HUD Approved Nonsupervised Mortgagees (to the extent that the procedures in such audit guide are applicable to the servicing obligations set forth in such agreements), has disclosed no items of noncompliance with the provisions of this Agreement which, in the opinion of such firm, are material, except for such items of noncompliance as shall be set forth in such report.

     Section 5.11. ACCESS TO CERTAIN DOCUMENTATION. The Master Servicer shall provide to the Backup Servicer, the Indenture Trustee, the Note Insurer, the FDIC and the supervisory agents and examiners (as required in the latter case by applicable State and federal regulations) of each of the foregoing access to the documentation regarding the Mortgage Loans, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it.

     Upon any change in the format of the computer tape maintained by the Master Servicer in respect of the Mortgage Loans, the Master Servicer shall deliver a copy of such computer tape to the Indenture Trustee and the Backup Servicer and in addition shall provide a copy of such computer tape to the Indenture Trustee, the Backup Servicer and the Note Insurer at such other times as the Indenture Trustee or the Note Insurer may reasonably request.

     The Master Servicer shall keep confidential (including from affiliates thereof) information concerning the Mortgage Loans, except as required by law.

     Section 5.12. MAINTENANCE OF FIDELITY BOND. The Master Servicer and the Backup Servicer shall each, during the term of its service as Master Servicer and Backup Servicer, respectively, maintain in force a fidelity bond and errors and omissions insurance in respect of their respective officers, employees or agents. Such bond and insurance shall comply with the requirements from time to time of Fannie Mae for Persons performing servicing for mortgage loans purchased by such association.

     Section 5.13. SUBSERVICING AGREEMENTS BETWEEN THE MASTER SERVICER AND SUBSERVICER AND SUBSERVICERS. (a) The Master Servicer may enter into subservicing agreements for any servicing and administration of Mortgage Loans with any institution which is in compliance with the laws of each state necessary to enable it to perform its obligations under such subservicing agreement. The Master Servicer shall give notice to the Backup Servicer, the Note Insurer and the Indenture Trustee of the appointment of any subservicer and shall furnish to the Backup Servicer, the Note Insurer and the Indenture Trustee a copy of the subservicing agreement. The Master Servicer shall give notice to each Rating Agency of the appointment of any subservicer. No such appointment of a subservicer shall be effective without the consent of the Note Insurer. For purposes of this Agreement, the Master Servicer shall be deemed to have received payments on Mortgage Loans when any subservicer has received such payments. Any such subservicing agreement shall be consistent with and not violate the provisions of this Agreement.

          (b) The Master Servicer may, with the consent of the Note Insurer, terminate any subservicing agreement in accordance with the terms and conditions of such subservicing agreement and thereafter directly service the related Mortgage Loans itself or enter into a subservicing agreement with a successor subservicer that qualifies under Subsection (a) of this Section 5.13. The Master Servicer shall give notice to each Rating Agency of the termination of any subservicer and the appointment of any successor subservicer.

          (c) The Master Servicer shall not be relieved of its obligations under this Agreement notwithstanding any subservicing agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a subservicer or otherwise, and the Master Servicer shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a subservicer for indemnification of the Master Servicer by such subservicer and nothing contained in such subservicing agreement shall be deemed to limit or modify this Agreement. The Trust shall not indemnify the Master Servicer for any losses due to the Master Servicer's negligence.

          (d) Any subservicing agreement and any other transactions or services relating to the Mortgage Loans involving a subservicer shall be deemed to be between the subservicer and the Master Servicer alone and the Backup Servicer, the Note Insurer, the Indenture Trustee and the Noteholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Subservicer except as set forth in Subsection
(e) of this Section 5.13 and the related Subservicing Agreement.

          (e) Notwithstanding any contrary provision contained herein, in connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Master Servicer hereunder by the Backup Servicer, the Indenture Trustee or any other successor master servicer pursuant to Section 7.02, it is understood and agreed that the Master Servicer's rights and obligations under any subservicing agreement then in force between the Master Servicer and a subservicer may be assumed or terminated (without cost) by the Backup Servicer, the Indenture Trustee or any other successor master servicer at its option as successor to the Master Servicer.

     The Master Servicer shall, upon request of the Backup Servicer, the Indenture Trustee or the Note Insurer, but at the expense of the Master Servicer, deliver to the assuming party documents and records relating to each subservicing agreement and an accounting of amounts collected and held by it and otherwise use its best reasonable efforts to effect the orderly and efficient transfer of the subservicing agreements to the assuming party, without the payment of any fee by the Backup Servicer, the Indenture Trustee, any Noteholders or the Note Insurer, notwithstanding any contrary provision in any subservicing agreement.

     Section 5.14. REPORTS TO THE INDENTURE TRUSTEE; COLLECTION ACCOUNT STATEMENTS. Not later than twenty-five (25) days after each Payment Date, the Master Servicer shall provide to the Indenture Trustee, the Backup Servicer and the Note Insurer a statement, certified by a Servicing Officer, setting forth the status of the Collection Account as of the close of business on the last day of the Due Period preceding such Payment Date, stating that all payments required by this Agreement to be made by the Master Servicer on behalf of the Indenture Trustee have been made (or if any required payment has not been made by the Master Servicer, specifying the nature and status thereof) and showing, for the period covered by such statement, the aggregate of deposits into and withdrawals from the Collection Account and the aggregate of deposits into each Payment Account as specified in Section 6.01. Such statement shall also state the aggregate Stated Principal Balance and the aggregate unpaid principal balance of all the Mortgage Loans as of the close of business on the last day of the month preceding the month in which such Payment Date occurs.

     Section 5.15. OPTIONAL PURCHASE OF DEFAULTED MORTGAGE LOANS. (a) The Sponsor, in its sole discretion, shall have the right to elect (by written notice sent to the Master Servicer, the Indenture Trustee and the Note Insurer), but shall not be obligated, to purchase for its own account from the Trust any Mortgage Loan which is ninety (90) days or more Delinquent in the manner at the Loan Repurchase Price (except that the amount described in the definition of Loan Repurchase Price shall in no case be net of the Servicing Fee and the Backup Servicing Fee). The purchase price for any Mortgage Loan purchased hereunder shall be deposited in the Collection Account and the Indenture Trustee, upon the Indenture Trustee's receipt of written notice by the Master Servicer of such deposit, shall release or cause to be released to the purchaser of such Mortgage Loan the related Indenture Trustee's Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Indenture Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Indenture Trustee, the Note Insurer or the Noteholders with respect thereto. The purchaser of such Mortgage Loan shall give written notice to the Note Insurer of the means by which any Mortgage Loan purchased pursuant to this Section 5.15 is ultimately disposed of and any other information regarding any such Mortgage Loan reasonably requested by the Note Insurer.

          (b) After the Sponsor or an Affiliate of the Sponsor has repurchased any Mortgage Loans which are 90 days or more Delinquent in an aggregate amount equal to 1% of the Maximum Collateral Amount, then notwithstanding the foregoing, unless the Note Insurer consents, the Sponsor or an Affiliate of the Sponsor may only exercise its option pursuant to this Section 5.15 with respect to the Mortgage Loan or Mortgage Loans (including REO Mortgage Loans) that have been Delinquent for the longest period at the time of such repurchase. Any request by the Sponsor or an Affiliate of the Sponsor to the Note Insurer for consent to repurchase Mortgage Loans that are not the most Delinquent shall be accompanied by a description of the Mortgage Loans that have been Delinquent longer than the Mortgage Loan or Mortgage Loans the Sponsor or such Affiliate proposes to repurchase. If the Note Insurer fails to respond to such request within ten (10) Business Days after receipt thereof, the Sponsor or such Affiliate may repurchase the Mortgage Loan or Mortgage Loans proposed to be repurchased without the consent of, or any further action by, the Note Insurer. Notice to the Note Insurer shall be delivered in accordance with the terms of the Insurance Agreement.

     Section 5.16. REPORTS TO BE PROVIDED BY THE MASTER SERVICER AND THE BACKUP SERVICER. (a) By 3:00 p.m. eastern time on the second Business Day following the fifteenth (15th) day of each month (the "SERVICER REPORTING DATE"), the Master Servicer shall deliver to the Indenture Trustee, the Backup Servicer, the Underwriter, Intex, Bloomberg and the Note Insurer a Servicer Remittance Report for the related Servicer Payment Date setting forth the following information with respect to all Mortgage Loans as well as a break out as to each Loan Group as of the close of business on the last Business Day of the prior calendar month (except as otherwise provided in clause (v) below):

               (i) the total number of Mortgage Loans and the Aggregate Principal Balances thereof, together with the number, Aggregate Principal Balances of such Mortgage Loans and the percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of the Aggregate Principal Balances of such Mortgage Loans to the Aggregate Principal Balance of all Mortgage Loans (A) 30-59 days Delinquent, (B) 60-89 days Delinquent and (C) 90 or more days Delinquent;

               (ii) the number, Aggregate Principal Balances of all Mortgage Loans and percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of the Aggregate Principal Balances of such Mortgage Loans to the Aggregate Principal Balance of all Mortgage Loans in foreclosure proceedings and the number, Aggregate Principal Balances of all Mortgage Loans and percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans also included in any of the statistics described in the foregoing clause (i);

               (iii) the number, Aggregate Principal Balances of all Mortgage Loans and percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of the Aggregate Principal Balances of such Mortgage Loans to the Aggregate Principal Balance of all Mortgage Loans relating to Mortgagors in bankruptcy proceedings and the number, Aggregate Principal Balances of all Mortgage Loans and percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans also included in any of the statistics described in the foregoing clause (i);

               (iv) the number, Aggregate Principal Balances of all Mortgage Loans and percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of the Aggregate Principal Balances of such Mortgage Loans to the Aggregate Principal Balance of all Mortgage Loans relating to REO Properties and the number, Aggregate Principal Balances of all Mortgage Loans and percentage (based on the Aggregate Principal Balances of the Mortgage Loans) of any such Mortgage Loans also included in any of the statistics described in the foregoing clause (i);

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

               (v) the weighted average Mortgage Interest Rate for the Mortgage Loans in Loan Group 1, Loan Group 2 and Loan Group 3, in each case, as of the Due Date occurring in the Due Period related to such Payment Date;

               (vi) the weighted average remaining term to stated maturity of all Mortgage Loans;

               (vii) the book value of any REO Property;

               (viii) the Cumulative Loan Losses during the related Collection Period;

               (ix) the number and the Aggregate Principal Balance of Mortgage Loans repurchased pursuant to Section 5.15; and

               (x) such other loan level information as either (a) the Indenture Trustee may reasonably request to enable it to prepare the Indenture Trustee's Remittance Report or (b) the Note Insurer may reasonably request.

          (b)  [Reserved].

          (c) In addition to the contingent obligations of the Backup Servicer under this Agreement, the Backup Servicer shall establish and maintain a system of transaction accounting in regard to the Mortgage Loans substantially similar to that maintained by the Master Servicer and post to such system all information relating to the Mortgage Loans obtained by the Backup Servicer pursuant to Section 5.16 and 5.18, to enable the Backup Servicer to perform the obligations of a successor master servicer immediately upon any termination or resignation of the Master Servicer. The Backup Servicer's obligations described in this Section 5.16(c) and its obligations pursuant to Section 7.02 shall be the only obligations of the Backup Servicer under this Agreement. All such obligations of the Backup Servicer are effective as of the date of this Agreement.

     Section 5.17.    [Reserved].

     Section 5.18. PERIODIC ADVANCES. If, on any Servicer Payment Date, the Master Servicer determines that any Monthly Payments due during the related Due Period have not been received as of the end of the related Due Period, the Master Servicer shall determine the amount of any Periodic Advance required to be made with respect to the related Payment Date. The Master Servicer shall deliver, one (1) Business Day after such Servicer Payment Date, a magnetic tape, diskette (or such other electronic medium used by the Master Servicer for such purpose) to the Backup Servicer indicating the payment status of each Mortgage Loan as of the date which is two Business Days prior to such Servicer Payment Date. The Master Servicer shall include in the amount to be deposited in the related Payment Account on such Servicer Payment Date an amount equal to the Periodic Advance, if any, which deposit may be made in whole or in part from funds in the Collection Account being held for future payment or withdrawal on or in connection with Payment Dates in subsequent months, other than any such amounts which are voluntary Principal Prepayments in full. Any funds being held for future payment to Noteholders and so used shall be replaced by the Master Servicer from its own funds by deposit in the Collection Account on or before the Business Day preceding any future Servicer Payment

Date to the extent that funds in the Collection Account on such Servicer Payment Date shall be less than the Servicer Remittance Amount for such Payment Date.

     The Master Servicer shall designate on its records the specific Mortgage Loans and related installments (or portions thereof) as to which such Periodic Advance shall be deemed to have been made, such determination being conclusive for purposes of withdrawals from the Collection Account pursuant to Section 5.03 hereof.

     Section 5.19. INDEMNIFICATION; THIRD PARTY CLAIMS. The Master Servicer agrees to indemnify and to hold each of the Trust, the Owner Trustee, the Seller, the Sponsor, the Backup Servicer, the Indenture Trustee, the Note Insurer and each Noteholder harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses (including attorneys' fees and expenses) that the Trust, the Owner Trustee, the Seller, the Sponsor, the Backup Servicer, the Indenture Trustee, the Note Insurer and any Noteholder (or any director, officer, employee or agent of the foregoing) may sustain in any way related to the failure of the Master Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement and the other Basic Documents and in connection with the Indenture as provided in Section 6.16 thereof. Each indemnified party and the Master Servicer shall immediately notify the other indemnified parties if a claim is made by a third party with respect to this Agreement and the other Basic Documents and the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Trust, the Owner Trustee, the Seller, the Sponsor, the Backup Servicer, the Master Servicer, the Indenture Trustee, the Note Insurer and/or a Noteholder (or any director, officer, employee or agent of the foregoing) in respect of such claim. The obligations of the Master Servicer under this Section 5.19 arising prior to any resignation or termination of the Master Servicer hereunder shall survive the resignation or termination of the Master Servicer or the termination of this Agreement or the Indenture.

     Section 5.20. MAINTENANCE OF CORPORATE EXISTENCE AND LICENSES; MERGER OR CONSOLIDATION OF THE MASTER SERVICER AND BACKUP SERVICER. (a) Each of the Master Servicer and the Backup Servicer will keep in full effect its existence, rights and franchises as a corporation, will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement and will otherwise operate its business so as to cause the representations and warranties under Section 3.01 hereof to be true and correct at all times under this Agreement.

          (b) Any corporation into which the Master Servicer or the Backup Servicer may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Master Servicer or the Backup Servicer shall be a party, or any corporation succeeding to all or substantially all of the business of the Master Servicer or the Backup Servicer, shall be the successor of the Master Servicer or the Backup Servicer, as applicable, hereunder, only with the consent of the Note Insurer but without the execution or filing of any paper or any further act on the part of any of the parties hereto provided that, in the case of the Master Servicer, such corporation meets the qualifications set forth in Section 7.02(b). The Master Servicer or the Backup Servicer, as applicable, shall

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

send notice of any such merger or consolidation to the Owner Trustee, the Indenture Trustee, the Note Insurer and the Master Servicer or the Backup Servicer, as applicable.

     Section 5.21. ASSIGNMENT OF AGREEMENT BY MASTER SERVICER AND BACKUP SERVICER; MASTER SERVICER AND BACKUP SERVICER NOT TO RESIGN. Neither the Master Servicer nor the Backup Servicer shall assign this Agreement nor resign from the obligations and duties hereby imposed on it except with the prior consent of the
Note Insurer (a copy of which will be provided to the Indenture Trustee), or upon the determination that the Master Servicer's or Backup Servicer's duties hereunder are no longer permissible under applicable law and that such incapacity cannot be cured by the Master Servicer or the Backup Servicer, as applicable, without incurring, in the reasonable judgment of the Note Insurer, unreasonable expense. Any such determination that the Master Servicer's or the Backup Servicer's duties hereunder are no longer permissible under applicable law permitting the resignation of the Master Servicer or the Backup Servicer, as applicable, shall be evidenced by a written Opinion of Counsel (who may be counsel for the Master Servicer or the Backup Servicer) to such effect delivered to the Indenture Trustee, the Trust, the Seller, the Sponsor, the Note Insurer and the Backup Servicer or the Master Servicer, as applicable. No such resignation of the Master Servicer shall become effective until the Backup Servicer or a successor master servicer appointed in accordance with the terms of this Agreement has assumed the Master Servicer's responsibilities and obligations hereunder in accordance with Section 7.02. The Master Servicer or the Backup Servicer, as applicable, shall provide the Indenture Trustee, the Rating Agencies and the Note Insurer with 30 days' prior written notice of its intention to resign pursuant to this Section 5.21.

     Section 5.22. PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION ADDITIONAL INFORMATION.

          (a) The Indenture Trustee shall reasonably cooperate with the Master Servicer in connection with the satisfaction of the reporting requirements under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Indenture Trustee shall prepare on behalf of the Trust Fund any Forms 8-K and 10-K customary for similar securities as required by the Exchange Act and the Rules and Regulations of the Securities and Exchange Commission (the "Commission") thereunder, and shall file (via the Commission's Electronic Data Gathering and Retrieval System) such Forms on behalf of the Master Servicer. The Master Servicer hereby grants to the Indenture Trustee a limited power of attorney to execute and file each such Form 8-K but only to the extent no accompanying certification is required to be filed on behalf of the Master Servicer. Such power of attorney shall continue until the earlier of (i) receipt by the Indenture Trustee from the Master Servicer of written termination of such power of attorney and (ii) termination of the Trust Fund. The Master Servicer shall execute the Form 10-Ks. The Indenture Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Indenture Trustee's inability or failure to obtain any information not resulting from its own negligence or willful misconduct.

          (b) Each Form 8-K shall be filed by the Indenture Trustee within 15 days after each Payment Date, with a copy of the statement to Certificateholders for such Payment Date as an exhibit thereto. Prior to March 30th of each year (or such earlier date as may be required by the Exchange Act and the Rules and Regulations of the Commission), the Indenture Trustee shall file a Form 10-K, in substance as required by applicable law or the Commission's staff

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

interpretations. Such Form 10-K shall include as exhibits the Master Servicer's annual statement of compliance described under Section 5.09 and the accountant's report described under Section 5.10, in each case to the extent they have been timely delivered to the Indenture Trustee. If they are not so timely delivered, the Indenture Trustee shall file an amended Form 10-K including such documents as exhibits reasonably promptly after they are delivered to the Indenture Trustee. The Indenture Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Indenture Trustee's inability or failure to obtain any information not resulting from its own negligence or willful misconduct. The Form 10-K shall also include a certification in the form attached hereto as Exhibit N (the "CERTIFICATION"), which shall be signed by the senior officer of the Master Servicer in charge of securitization. The Indenture Trustee shall prepare and deliver each Form 10-K to the Sponsor for execution no later than March 20th of each year. The Master Servicer shall return the executed Form 10-K to the Indenture Trustee for filing no later than March 25th of each year.

          (c) The Master Servicer shall indemnify and hold harmless the Indenture Trustee and its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Master Servicer's obligations under this Section or the Sponsor's negligence, bad faith or willful misconduct in connection therewith.

          (d) Upon any filing with the Commission, the Indenture Trustee shall promptly deliver to the Master Servicer a copy of any executed report, statement or information.

     Section 5.23. ADMINISTRATIVE DUTIES. (a) DUTIES WITH RESPECT TO THE BASIC DOCUMENTS. The Master Servicer shall perform all its duties and the duties of the Trust under the Basic Documents. In addition, the Master Servicer shall consult with the Owner Trustee as the Master Servicer deems appropriate regarding the duties of the Trust under the Basic Documents. The Master Servicer shall monitor the performance of the Trust and shall advise the Owner Trustee when action is necessary to comply with the Trust's duties under the Basic Documents. The Master Servicer shall prepare for execution by the Trust or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust to prepare, file or deliver pursuant to the Basic Documents. In furtherance of the foregoing, the Master Servicer shall take all necessary action that is the duty of the Trust to take pursuant to the Basic Documents.

          (b) DUTIES WITH RESPECT TO THE TRUST. In addition to the duties of the Master Servicer set forth in this Agreement or any of the Basic Documents, the Master Servicer shall perform such calculations and shall prepare for execution by the Trust or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust or the Owner Trustee to prepare, file or deliver pursuant to this Agreement or any of the Basic Documents or under state and federal tax and securities laws and shall take all appropriate action that it is the duty of the Trust to take pursuant to this Agreement or any of the Basic Documents. In accordance with the directions of the Trust or the Owner Trustee, the Master Servicer shall administer, perform, or supervise the performance of such other activities in connection with the Basic Documents as are

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

not covered by any of the foregoing provisions and as are expressly requested by the Trust or the Owner Trustee and are reasonably within the capability of the Master Servicer.

     In carrying out the foregoing duties under this Agreement, the Master Servicer may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Trust and shall be, in the Master Servicer's opinion, no less favorable to the Trust in any material respect.

          (c) Additional Information to be Furnished to the Issuer. The Master Servicer shall furnish to the Owner Trustee from time to time such additional information regarding the Trust or the Basic Documents as the Owner Trustee shall reasonably request. The Master Servicer shall prepare, execute and deliver all certificates or other documents required to be delivered by the Issuer pursuant to the Sarbanes-Oxley Act of 2002 or the rules and regulations promulgated thereunder.

                                   ARTICLE VI

                              APPLICATION OF FUNDS

     Section 6.01.    DEPOSITS TO THE PAYMENT ACCOUNT. By 12:00 noon (Eastern
Time) on each Servicer Payment Date, the Master Servicer shall cause to be deposited in the related Payment Account, from funds on deposit in the Collection Account, an amount equal to the Servicer Remittance Amount with respect to the related Payment Date, minus any portion thereof payable to the Master Servicer or the Backup Servicer pursuant to Section 5.03.

     Section 6.02. COLLECTION OF MONEY. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of all money and other property payable to or receivable by the Indenture Trustee pursuant to this Agreement, including (a) all payments due on the Mortgage Loans in accordance with the respective terms and conditions of such Mortgage Loans and required to be paid over to the Indenture Trustee by the Master Servicer and
(b) Insured Amounts. The Indenture Trustee shall hold all such money and property received by it, as part of the Trust Estate and shall apply it as provided in the Indenture.

     Section 6.03. APPLICATION OF PRINCIPAL AND INTEREST. In the event that Net Liquidation Proceeds on a Liquidated Mortgage Loan are less than the Principal Balance of the related Mortgage Loan plus accrued interest thereon, or any Mortgagor makes a partial payment of any Monthly Payment due on a Mortgage Loan, such Net Liquidation Proceeds or partial payment shall be applied to payment of the related Mortgage Note as provided therein, and if not so provided, first to interest accrued at the Mortgage Interest Rate and then to principal.

     Section 6.04.    [Reserved].

     Section 6.05. COMPENSATING INTEREST. Not later than the Servicer Payment Date, the Master Servicer shall remit to the Indenture Trustee (without right to reimbursement therefor) for deposit into the related Payment Account, an amount equal to, for all of the Mortgage Loans, the lesser of (a) the Prepayment Interest Shortfalls for all of the Mortgage Loans for the related Payment Date resulting from Principal Prepayments in full during the related Prepayment Period

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

and (b) its aggregate Servicing Fee with respect to all of the Mortgage Loans for the related Due Period (the "Compensating Interest").

     Section 6.06. EFFECT OF PAYMENTS BY THE NOTE INSURER; SUBROGATION. Anything herein to the contrary notwithstanding, any payment with respect to principal of or interest on the Notes which is made with moneys received pursuant to the terms of the Note Insurance Policy shall not be considered payment of the Notes from the Trust Estate. The Seller, the Sponsor, the Master Servicer, the Trust and the Indenture Trustee acknowledge and agree, that without the need for any further action on the part of the Note Insurer, the Seller, the Sponsor, the Master Servicer, the Trust, the Indenture Trustee or the Note Registrar (a) to the extent the Note Insurer makes payments, directly or indirectly, on account of principal of or interest on the Notes to the Holders of such Notes, the Note Insurer will be fully subrogated to, and each Noteholder, the Master Servicer, the Seller, the Sponsor, the Trust and the Indenture Trustee hereby delegate and assign to the Note Insurer, to the fullest extent permitted by law, the rights of such Holders to receive such principal and interest from the Trust Estate, including, without limitation, any amounts due to the Noteholders in respect of securities law violations arising from the offer and sale of the Notes, and (b) the Note Insurer shall be paid such amounts from the sources and in the manner provided herein for the payment of such amounts and as provided in the Insurance Agreement. The Indenture Trustee and the Master Servicer shall cooperate in all respects with any reasonable request by the Note Insurer for action to preserve or enforce the Note Insurer's rights or interests under this Agreement without limiting the rights or affecting the interests of the Holders as otherwise set forth herein.

                                  ARTICLE VII

                                SERVICER DEFAULT

     Section 7.01. SERVICER EVENTS OF DEFAULT. (a) I. The following events shall each constitute a "Servicer Event of Default" hereunder:

               (i) any failure by the Master Servicer to remit to the Indenture Trustee any payment required to be made by the Master Servicer under the terms of this Agreement (other than Servicing Advances covered by clause
     (ii) below and Periodic Advances, which shall have no cure period), which continues unremedied for one (1) Business Day after the date upon which notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Indenture Trustee or to the Master Servicer and Indenture Trustee by the Note Insurer or Noteholders affected thereby evidencing Percentage Interests of at least 25%;

               (ii) the failure by the Master Servicer to make any required Servicing Advance, which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Indenture Trustee or to the Master Servicer and the Indenture Trustee by the Note Insurer or Noteholders affected thereby evidencing Percentage Interests of at least 25%;

               (iii) any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement, or the failure of any representation and warranty made pursuant to Section 3.01(a) hereof to be true and correct which continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Indenture Trustee or to the Master Servicer and the Indenture Trustee by the Note Insurer or Noteholders affected thereby evidencing Percentage Interests of at least 25%;

               (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or for the appointment of a conservator or receiver or liquidation in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of ninety (90) days;

               (v) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of the Master Servicer's property;

               (vi) the Master Servicer shall admit in writing its inability generally to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

               (vii) the Note Insurer shall notify the Indenture Trustee of any "event of default" under the Insurance Agreement;

               (viii) if on any Payment Date the Rolling Six Month Delinquency Rate exceeds 14.0%;

               (ix) if on any Payment Date, the Twelve Month Loss Amount exceeds 2.50% of the Aggregate Principal Balance of the Mortgage Loans, as of the close of business on the first day of the twelfth preceding calendar month;

               (x) if the total stockholders' equity of the Master Servicer, as determined by the Master Servicer's independent accountants in accordance with generally accepted accounting principles, shall be less than $40 million;

               (xi) if the total on- or off-balance sheet financing available to the Master Servicer shall be less than $400 million; or

               (xii) the occurrence of an Event of Default under the Indenture;

          II   The following events shall each constitute a "Backup Servicer
Event of Default" hereunder:

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

               (i) any failure on the part of the Backup Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Backup Servicer contained in this Agreement, or the failure of any representation and warranty made pursuant to Section 3.03(a) hereof to be true and correct which continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Backup Servicer by the Indenture Trustee or to the Backup Servicer and the Indenture Trustee by the Note Insurer or Noteholders affected thereby evidencing Percentage Interests of at least 25%;

               (ii) a decree or order of a court or agency or supervisory authority having jurisdiction in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or for the appointment of a conservator or receiver or liquidation in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Backup Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of ninety (90) days;

               (iii) the Backup Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Backup Servicer or of or relating to all or substantially all of the Backup Servicer's property; and

               (iv) the Backup Servicer shall admit in writing its inability generally to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

     So long as a Servicer Event of Default shall have occurred and not have been remedied: (x) with respect solely to Section 7.01(a)(I)(i), if such payment is in respect of Periodic Advances or Compensating Interest owing by the Master Servicer and such payment is not made by 12:00 noon New York time on the second Business Day prior to the applicable Payment Date, the Indenture Trustee, upon receipt of written notice or discovery by a Responsible Officer of the Indenture Trustee of such failure, shall give immediate telephonic and facsimile notice of such failure to a Servicing Officer of the Master Servicer and the Backup Servicer and to the Note Insurer, and the Indenture Trustee may, with the consent of the Note Insurer, and shall, at the direction of the Note Insurer, terminate all of the rights and obligations of the Master Servicer under this Agreement, except for the Master Servicer's indemnification obligation under
Section 5.19, and the Backup Servicer, the Indenture Trustee (if it is the successor master servicer) or a successor master servicer appointed in accordance with Section 7.02, shall immediately make such Periodic Advance or payment of Compensating Interest as provided in Section 7.02 and assume, pursuant to Section 7.02 hereof, the duties of a successor master servicer; (y) with respect to that portion of Section 7.01(a)(I)(i) not referred to in the preceding clause (x) and with respect to clauses (ii), (iii), (iv), (v), (vi),
(vii) and (xii) of Section 7.01(a)(I) or clauses (i) through (iv) of Section 7.01(a)(II), upon receipt of written notice or actual knowledge by a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall, but only at the direction of the Note Insurer or the Majority Noteholders, by notice in writing to the Master Servicer, the Backup Servicer and a Responsible Officer of the Indenture Trustee and subject to the prior written consent of the Note Insurer in the case of any removal at the direction of the Majority Noteholders, and in addition to whatever rights such Noteholders may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Master Servicer or Backup Servicer, as applicable, under this Agreement, except for the Master Servicer's indemnification obligations under Section 5.19, and in and to the Mortgage Loans and the proceeds thereof, as Master Servicer; and (z) with respect to clauses (viii)-(xi) of Section 7.01(a)(I), upon receipt of written notice or actual knowledge by a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall, but only at the direction of the Note Insurer, after notice in writing to the Master Servicer, the Backup Servicer and a Responsible Officer of the Indenture Trustee, terminate all the rights and obligations of the Master Servicer under this Agreement, except for the Master Servicer's indemnification obligations under Section 5.19, and in and to the Mortgage Loans and the proceeds thereof, as Master Servicer. Upon receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall, subject to Section 7.02, pass to and be vested in the Backup Servicer, or another successor master servicer selected by the Note Insurer, and the Backup Servicer or another successor master servicer is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, at the expense of the Master Servicer, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Mortgage Loans and related documents. The Master Servicer agrees to cooperate (and to pay any related costs and expenses) with the Indenture Trustee and the Backup Servicer or another successor master servicer in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Backup Servicer or another successor master servicer, for administration by it of all amounts which shall at the time be credited by the Master Servicer to the Collection Account or thereafter received with respect to the Mortgage Loans. The Indenture Trustee shall promptly notify the Note Insurer and the Rating Agencies of the occurrence of a Servicer Event of Default upon discovery or receipt of notice by a Responsible Officer of the Indenture Trustee; provided, however, the Indenture Trustee shall not be obligated to monitor the Master Servicer's compliance with the terms hereof or to determine the occurrence of any Servicer Event of Default.

     Section 7.02. BACKUP SERVICER TO ACT: APPOINTMENT OF SUCCESSOR. (a) (i) On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01, or the Indenture Trustee receives the resignation of the Master Servicer evidenced by an Opinion of Counsel pursuant to Section 5.21, or the Master Servicer is removed as Master Servicer pursuant to this Article VII, in which event the Indenture Trustee shall promptly notify the Rating Agencies, and except as otherwise provided in this Section 7.02, the Backup Servicer (provided the Backup Servicer receives 20 days' prior written notice) or another successor master servicer selected by the Note Insurer shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for in this Agreement, and shall be subject to all the responsibilities, restrictions, duties, liabilities and termination provisions relating thereto placed on the Master Servicer by the terms and provisions of this Agreement. The Backup Servicer or another successor master servicer and the Indenture Trustee shall take such action, consistent with this Agreement, as shall be necessary to effect any such succession. If the Backup Servicer or any other successor master servicer is acting as

Master Servicer hereunder, it shall be subject to termination under Section 7.01 upon the occurrence or continuation of a Servicer Event of Default applicable to it as Master Servicer. The Backup Servicer hereby agrees to act as successor master servicer pursuant to the terms of this Agreement upon the termination or resignation of the Master Servicer as provided in this Section 7.02, provided that the Backup Servicer receives all of the necessary documents relating to the Mortgage Loans and computer records reflecting the status of the Mortgage Loans as of the date of such transfer of servicing. The Backup Servicer will not be obligated to incur any expenses or costs (including, without limitation, legal fees and the preparation and recording of all intervening assignments of mortgage) in connection with the transfer of servicing of the Mortgage Loans to the Backup Servicer, or to compel the performance of any obligations by any party to this Agreement. Any successor master servicer and the Backup Servicer prior to its becoming the successor master servicer shall not be liable for any actions, omissions or defaults of any master servicer prior to it or breaches of representations and warranties of the master servicer prior to it. The Backup Servicer or any other successor master servicer, as successor master servicer, shall be obligated to pay Compensating Interest pursuant to Section 6.05 in any event and to make Periodic Advances pursuant to Section 5.18 unless, and only to the extent the Backup Servicer determines reasonably and in good faith that such advances would not be recoverable from the proceeds of the related Mortgage Loan pursuant to Section 5.03, such determination to be evidenced by a certification of a Responsible Officer of the Backup Servicer delivered to the Note Insurer. Furthermore, the Backup Servicer shall not be obligated to fund any resulting discrepancy or shortfall in the Collection Account. Upon the transfer of the servicing of the Mortgage Loans, the Indenture Trustee shall provide the Backup Servicer with an officer's certificate that contains: (i) a complete description of all material breaches by the Master Servicer under the Agreement known by the Indenture Trustee which have not been fully cured and (ii) confirmation that all reports required to be filed with the Indenture Trustee have been timely filed by the Master Servicer.

               (ii) In the event that the Backup Servicer is terminated or resigns pursuant to this Agreement or otherwise becomes unable to perform its obligations under this Agreement, the Note Insurer may (or if the Note Insurer fails to do so promptly the Indenture Trustee will) appoint a successor backup servicer in accordance with the provisions of this Section 7.02; provided, that any successor backup servicer, shall satisfy the requirements set forth in Section 7.02(b) and shall be approved by the Rating Agencies and the Note Insurer.

          (b) Any successor master servicer or successor backup servicer hereunder (other than the Indenture Trustee) shall be a housing and home finance institution, bank or mortgage servicing institution which has been designated as an approved seller-servicer by Fannie Mae or Freddie Mac, having equity of not less than $5,000,000 as determined in accordance with GAAP, as the successor to the Master Servicer or the Backup Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer or the Backup Servicer, as applicable, hereunder.

          (c) In the event the Backup Servicer is the successor master servicer, it shall be entitled to the same Servicing Compensation (including the Servicing Fee as adjusted pursuant to the definition thereof) and other funds pursuant to Section 5.08 hereof as the Master

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

Servicer if the Master Servicer had continued to act as master servicer hereunder, and shall continue to be entitled to the Backup Servicing Fee.

          (d) The Indenture Trustee, the Backup Servicer and any successors master servicer or backup servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Master Servicer agrees to cooperate with the Indenture Trustee, the Backup Servicer and any successor master servicer in effecting the termination of the Master Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Indenture Trustee, the Backup Servicer or such successor master servicer, as applicable, at the Master Servicer's cost and expense, all documents and records reasonably requested by it to enable it to assume the Master Servicer's functions hereunder and shall promptly also transfer to the Indenture Trustee, the Backup Servicer or such successor master servicer, as applicable, all amounts that then have been or should have been deposited in the Collection Account by the Master Servicer or that are thereafter received with respect to the Mortgage Loans, including without limitation all Liquidation Proceeds and Insurance Proceeds, and payments of insurance deductible amounts by the Master Servicer pursuant to Section 5.04(b) with respect to all insurance claims arising during the Master Servicer's tenure. Any collections received by the Master Servicer after such removal or resignation shall be endorsed by it to the Backup Servicer or (if the Backup Servicer is not the successor master servicer) to the Indenture Trustee and remitted directly to the Backup Servicer or the Indenture Trustee, as applicable (or, at the direction of the Indenture Trustee, to any other successor master servicer). Neither the Backup Servicer, the Indenture Trustee nor any other successor master servicer shall be held liable by reason of any failure to make, or any delay in making, any payment hereunder or any portion thereof caused by (i) the failure of the Master Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer hereunder. Notwithstanding anything to the contrary herein, no appointment of a successor master servicer under this Agreement shall be effective until the Note Insurer shall have consented thereto, and written notice of such proposed appointment shall have been provided by the Indenture Trustee to the Note Insurer and the Backup Servicer. The Indenture Trustee shall not resign as Master Servicer until a successor master servicer reasonably acceptable to the Note Insurer has been appointed. The Note Insurer shall have the right to remove the Indenture Trustee as successor Master Servicer under this Section 7.02 without cause, and the Indenture Trustee shall appoint such other successor master servicer as directed by the Note Insurer.

          (e) In the event that the Master Servicer is terminated hereunder and no Backup Servicer is obligated to act as successor master servicer and no other successor master servicer has been appointed hereunder, the Indenture Trustee may appoint a successor master servicer (which may be an affiliate of the Indenture Trustee) or petition a court of competent jurisdiction to appoint a successor master servicer. Pending appointment of such a successor master servicer hereunder, the Indenture Trustee shall be the successor master servicer and act in such capacity; provided, however, that the Indenture Trustee, in its capacity as successor master servicer pending appointment of another successor master servicer, (i) shall be obligated to make Periodic Advances or Servicing Advances only to the extent that the Indenture Trustee deems such advances to be recoverable, (ii) shall be obligated to make Compensating Interest payments in respect of any Payment Date only to the extent of any Servicing Fee received by the Indenture Trustee in respect of such Payment Date, (iii) shall not be obligated to perform any other duties

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

or obligations of the Master Servicer hereunder until the Indenture Trustee has received all master servicing records and files from the predecessor master servicer or backup servicer and in no event later than 90 days following the termination of the Master Servicer; provided, however, the Indenture Trustee shall use its reasonable efforts to perform the duties and obligations of the Master Servicer prior to the end of such 90 day period, (iv) shall not be obligated to perform any of the administrative duties specified in Section 5.23 hereof, and (v) shall be entitled to payment of all Servicing Compensation and the Backup Servicing Fee. In connection with any appointment and assumption of duties of a successor master servicer, the Indenture Trustee may make such arrangements for the compensation of such successor master servicer out of payments on Mortgage Loans as the Note Insurer and such successor shall agree; provided, however, that such compensation may not be in excess of that permitted the Master Servicer pursuant to Section 5.08, together with other Servicing Compensation and the Backup Servicing Fee. The Master Servicer, the Indenture Trustee and such successor Master Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

          (f) In the event the Backup Servicer, the Indenture Trustee, or any successor master servicer incurs out-of-pocket expenses other than Servicing Advances or Periodic Advances in connection with the transfer of master servicing hereunder, which expenses are required to be borne by the Master Servicer hereunder, and such expenses are not promptly reimbursed by the Master Servicer or recoverable out of amounts reimbursable to the Master Servicer out of the Collection Account, the Indenture Trustee shall make such reimbursement to the applicable party out of funds in each Payment Account on any Payment Date after all Payments to Noteholders on such Payment Date have been made and the Reserve Payment Amount has been made to the Reserve Account but before any distribution to the Certificateholders. The right of the Indenture Trustee to reimbursement from any Payment Account for any of the Indenture Trustee's costs and expenses in connection with the transfer of any master servicing hereunder shall be in addition to any rights of the Indenture Trustee to indemnification and reimbursement under the Indenture.

          (g) In the event that the Master Servicer is terminated or resigns hereunder, and at such time the Master Servicer has made unreimbursed Periodic Advances or Servicing Advances out of its own funds,

               (i) any such Periodic Advances or Servicing Advances shall be allocated by the successor master servicer in whole or in part to specific Mortgage Loans which are delinquent at the time of the transfer of master servicing, which allocation shall be based on loan-level accounts of the portion of each Periodic Advance or Servicing Advance which has been funded by the Master Servicer from its own funds consistently maintained by the former Master Servicer, or, if no such accounts exist, then in the successor master servicer's discretion;

               (ii) following the transfer of master servicing, the successor master servicer shall reimburse the former Master Servicer for such Periodic Advances and Servicing Advances in accordance with the allocations determined in accordance with clause (i) above only out of the proceeds of the Mortgage Loans to which they relate and otherwise subject to Section 5.03, or, to the extent the successor master servicer

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

     determines any such Periodic Advance or Servicing Advance to be a Nonrecoverable Advance, out of any funds in the Collection Account.

     Section 7.03. WAIVER OF DEFAULTS. The Note Insurer or the Majority Noteholders may, on behalf of all Noteholders, and subject to the consent of the
Note Insurer, waive any events permitting removal of the Master Servicer as master servicer pursuant to this Article VII; PROVIDED, HOWEVER, that the Majority Noteholders may not waive a default in making a required payment on a Note without the consent of the Holder of such Note. Upon any waiver of a past default, such default shall cease to exist, and any Servicer Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Indenture Trustee to the Rating Agencies and the Note Insurer.

     Section 7.04. RIGHTS OF THE NOTE INSURER TO EXERCISE RIGHTS OF THE NOTEHOLDERS. By accepting its Note, each Noteholder agrees that unless a Note Insurer Default exists, the Note Insurer shall be deemed to be the Noteholders for all purposes (other than with respect to the receipt of payment on the Notes) and shall have the right to exercise all rights of the Noteholders under this Agreement and under the Notes without any further consent of the Noteholders, including, without limitation:

          (a) the right to require the Sponsor to repurchase or substitute Mortgage Loans pursuant to Sections 2.06 and 4.02 hereof to the extent set forth therein;

          (b) the right to give notices of breach or to terminate the rights and obligations of the Master Servicer as master servicer pursuant to Section
7.01 hereof and to consent to or direct waivers of Master Servicer defaults pursuant to Section 7.03 hereof;

          (c) the right to direct the actions of the Indenture Trustee during the continuance of a Servicer Event of Default pursuant to Sections 7.01 and
7.02 hereof;

          (d) the right to institute proceedings against the Master Servicer pursuant to Section 7.01 hereof;

          (e)  the right to remove the Indenture Trustee pursuant to Section
6.09 of the Indenture;

          (f) the right to direct foreclosures upon the failure of the Master Servicer to do so in accordance with the provisions of Section 5.06 of this Agreement; and

          (g)  any rights or remedies expressly given the Majority Noteholders.

     In addition, each Noteholder agrees that, subject to Section 10.02, unless a Note Insurer Default exists, the rights specifically enumerated above may only be exercised by the Noteholders with the prior written consent of the Note Insurer.

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

     Section 7.05. INDENTURE TRUSTEE TO ACT SOLELY WITH CONSENT OF THE NOTE INSURER. Unless a Note Insurer Default exists, the Indenture Trustee shall not, without the Note Insurer's consent or unless directed by the Note Insurer:

          (a) terminate the rights and obligations of the Master Servicer as master servicer pursuant to Section 7.01 hereof;

          (b)  agree to any amendment pursuant to Section 10.03 hereof; or

          (c)  undertake any litigation.

     The Note Insurer may, in writing and in its sole discretion renounce all or any of its rights under Sections 7.04, 7.05 or 7.06 or any requirement for the
Note Insurer's consent for any period of time.

     Section 7.06. MORTGAGE LOANS, TRUST ESTATE AND ACCOUNTS HELD FOR BENEFIT OF THE NOTE INSURER. (a) The Indenture Trustee shall hold the Trust Estate and the Indenture Trustee's Mortgage Files, for the benefit of the Noteholders and the Note Insurer, and all references in this Agreement, the Notes and in any of the other Basic Documents to the benefit of Noteholders shall be deemed to include the Note Insurer. The Indenture Trustee shall cooperate in all reasonable respects with any reasonable request by the Note Insurer for action to preserve or enforce the Note Insurer's rights or interests under this Agreement, the Notes and in any of the Basic Documents unless, as stated in an Opinion of Counsel addressed to the Indenture Trustee and the Note Insurer, such action is adverse to the interests of the Noteholders or diminishes the rights of the Noteholders or imposes additional burdens or restrictions on the Noteholders.

          (b) The Master Servicer hereby acknowledges and agrees that it shall service the Mortgage Loans for the benefit of the Noteholders and for the benefit of the Note Insurer, and all references in this Agreement and in any of the other Basic Documents to the benefit of or actions on behalf of the Noteholders shall be deemed to include the Note Insurer.

     Section 7.07. NOTE INSURER DEFAULT. During the continuation of a Note Insurer Default, rights granted or reserved to the Note Insurer hereunder shall vest instead in the Noteholders; provided, that the Note Insurer shall be entitled to any distributions of reimbursements as set forth in the Indenture and the Insurance Agreement and the Note Insurer shall retain those rights under
Section 10.03 to consent to any amendment of this Agreement.

     At such time as either (i) the outstanding Note Principal Balance of the Notes has been reduced to zero or (ii) the Note Insurance Policy has been terminated and in either case of (i) or (ii) the Note Insurer has been reimbursed for all amounts owed under the Note Insurance Policy and the Insurance Agreement (and the Note Insurer no longer has any obligation under the Note Insurance Policy, except for breach thereof by the Note Insurer), then the rights and benefits granted or reserved to the Note Insurer hereunder (including the rights to direct certain actions and receive certain notices) shall terminate and the Certificateholders shall be entitled to the exercise of such rights and to receive such benefits of the Note Insurer following such termination to the extent that such rights and benefits are applicable to the Certificateholders.

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

                                  ARTICLE VIII

                                   TERMINATION

     Section 8.01. TERMINATION. (a) Subject to Section 8.02, this Agreement shall terminate upon notice to the Indenture Trustee of either: (i) the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Note Insurer and the Indenture Trustee or (ii) mutual consent of the Owner Trustee, on behalf of the Trust, at the direction of all the Certificateholders, the Indenture Trustee, the Master Servicer, the Note Insurer and all Noteholders in writing.

          (b) In addition, subject to Section 8.02, the Sponsor may, at its sole option, cost and expense, terminate the Trust in accordance with the terms of Section 10.01 of the Indenture.

          (c) If on any date, the Master Servicer determines that there are no outstanding Mortgage Loans and no other funds or assets in the Trust Estate other than funds in the Payment Accounts, the Master Servicer shall send a final payment notice promptly to the Indenture Trustee, who shall forward notice to each Noteholder in accordance with Section 8.01(d).

          (d) Notice of any termination, specifying the Payment Date upon which the Trust will terminate and the Noteholders shall surrender their Notes to the Indenture Trustee for final payment and cancellation, shall be given promptly by the Master Servicer to the Indenture Trustee, who shall forward the notice by letter to Noteholders mailed during the month of such final payment before the Servicer Payment Date in such month, specifying (i) the Payment Date upon which final payment of the Notes will be made upon presentation and surrender of Notes at the office of the Indenture Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Notes at the office of the Indenture Trustee therein specified. The obligations of the Note Insurer hereunder shall terminate upon the deposit by the Sponsor with the Indenture Trustee of a sum sufficient to purchase all of the Mortgage Loans and REO Properties as set forth in Section
10.01 of the Indenture or when the Note Principal Balance of the Notes has been reduced to zero.

          (e) In the event that all of the Noteholders do not surrender their Notes for cancellation within six (6) months after the time specified in the above-mentioned written notice, the Indenture Trustee shall give a second written notice to the remaining Noteholders to surrender their Notes for cancellation and receive the final payment with respect thereto. If within six
(6) months after the second notice, all of the Notes shall not have been surrendered for cancellation, the Indenture Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Noteholders concerning surrender of their Notes and the cost thereof shall be paid out of the funds and other assets which remain subject hereto. If within nine (9) months after the second notice all the Notes shall not have been surrendered for cancellation, the Certificateholders shall be entitled to all unclaimed funds and other assets which remain subject hereto and the Indenture Trustee upon transfer of such funds shall be discharged of any responsibility for such funds and the Noteholders shall look only to the Certificateholders for payment and not to the Note Insurer. Such funds shall remain uninvested.

     Section 8.02. ADDITIONAL TERMINATION REQUIREMENTS. By their acceptance of the Notes, the Holders thereof hereby agree to appoint the Master Servicer as their attorney in fact to: (i) adopt a plan of complete liquidation (and the Noteholders hereby appoint the Indenture Trustee as their attorney in fact to sign such plan) as appropriate or upon the written request of the Note Insurer and (ii) to take such other action in connection therewith as may be reasonably required to carry out such plan of complete liquidation all in accordance with the terms hereof.

     Section 8.03. ACCOUNTING UPON TERMINATION OF MASTER SERVICER. Upon termination of the Master Servicer, the Master Servicer shall, at its expense:

          (a) deliver to the successor master servicer or, if none shall yet have been appointed, to the Indenture Trustee, the funds in any Account administered by the Master Servicer;

          (b) deliver to the successor master servicer or, if none shall yet have been appointed, to the Indenture Trustee all Mortgage Files and related documents and statements held by it hereunder and a Mortgage Loan portfolio computer tape (such delivery to take place within 24 hours if the successor master servicer is the Backup Servicer);

          (c) deliver to the successor master servicer, or, if none shall yet have been appointed, to the Indenture Trustee a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for the payments or charges with respect to the Mortgage Loans; and

          (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Mortgage Loans to the successor master servicer and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer under this Agreement.

     Section 8.04. TERMINATION OF BACKUP SERVICER AS SUCCESSOR MASTER SERVICER. In the event the Backup Servicer becomes the successor master servicer and is terminated for reasons other than the occurrence of a Servicer Event of Default, then the Backup Servicer will be entitled to a release fee of $10.00 per Mortgage Loan (subject to a minimum of $5,000.00).

                                   ARTICLE IX

                                   [RESERVED]

                                   ARTICLE X

                            MISCELLANEOUS PROVISIONS

     Section 10.01. LIMITATION ON LIABILITY. (a) None of the Trust, the Owner Trustee, the Seller, the Sponsor, the Master Servicer, the Backup Servicer, the Indenture Trustee or any of the directors, officers, employees or agents of such Persons shall be under any liability to the Trust, the Noteholders or the Note Insurer for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Trust, the Owner Trustee, the Seller, the Sponsor, the Master Servicer, the Backup Servicer, the Indenture Trustee or any such Person against liability for any breach of warranties or representations made herein by such party, or against any specific liability imposed on each such party pursuant to this Agreement or against any liability which would otherwise be imposed upon such party by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of failure to perform its obligations or duties hereunder. The Trust, the Owner Trustee, the Seller, the Sponsor, the Master Servicer, the Backup Servicer, the Indenture Trustee and any director, officer, employee or agent of such Person may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person respecting any matters arising hereunder.

          (b)  It is expressly understood and agreed by the parties hereto that
(i) this Agreement is executed and delivered by U.S. Bank Trust National Association, not individually or personally but solely as Owner Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by U.S. Bank Trust National Association but is made and intended for the purpose for binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on U.S. Bank Trust National Association, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall U.S. Bank Trust National Association be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents.

     Section 10.02. ACTS OF NOTEHOLDERS. (a) Subject to Section 7.04 and except as otherwise specifically provided herein, whenever Noteholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Noteholders if the Majority Noteholders or the Note Insurer agrees to take such action or give such consent or approval.

          (b) The death or incapacity of any Noteholder shall not operate to terminate this Agreement or the Trust, nor entitle such Noteholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          (c) No Noteholder shall have any right to vote (except as expressly provided for herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Notes, be construed so as to constitute the Noteholders from time to time as partners or members of an association; nor shall any Noteholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

     Section 10.03. AMENDMENT. (a) This Agreement may be amended from time to time by the Owner Trustee, on behalf of the Trust, the Master Servicer, the Seller, Sponsor, the Backup Servicer and the Indenture Trustee by written agreement, upon the prior written consent of the Note Insurer, without notice to or consent of the Noteholders to cure any ambiguity, to correct or supplement any provisions herein, to comply with any changes in the Code, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, however, that such action shall not adversely affect in any material respect the interests of any Noteholder, as evidenced by (i) an Opinion of Counsel, at the expense of the party requesting the change, delivered to the Indenture Trustee to such effect or (ii) a letter from each Rating Agency confirming that such action will not result in the reduction, qualification or withdrawal of the then-current ratings on the Notes (without taking into account the Note Insurance Policy). The Indenture Trustee shall give prompt written notice to the Rating Agencies of any amendment made pursuant to this Section 10.03.

          (b) This Agreement may be amended from time to time by the Owner Trustee, on behalf of the Trust, the Master Servicer, the Seller, the Sponsor, the Backup Servicer and the Indenture Trustee, with the consent of the Note Insurer, the Noteholders representing at least 51% of the outstanding Principal Balance of the Notes of each affected Class and all of the Certificateholders; PROVIDED, HOWEVER, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be paid on any Class of Notes without the consent of the Holders of such Class of Notes or reduce the percentage for the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of such Class of Notes affected thereby.

          (c)  It shall not be necessary for the consent of Holders under this
Section 10.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

          (d) In executing, or accepting the additional trusts created by, any supplemental indenture permitted by Article IX of the Indenture or the modifications thereby of the trusts created by the Indenture, the Indenture Trustee shall be entitled to receive, and (subject to Section 6.01 of the Indenture) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by the Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties or immunities under the Indenture or otherwise. The Master Servicer, on behalf of the Trust, shall cause executed copies of any supplemental indentures to be delivered to the Note Insurer and the Rating Agencies.

     Section 10.04. RECORDATION OF AGREEMENT. To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at the Noteholders' expense on direction and at the expense of Majority Noteholders requesting such recordation, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Noteholders or is necessary for the administration or servicing of the Mortgage Loans.

     Section 10.05. DURATION OF AGREEMENT. This Agreement shall continue in existence and effect until terminated as herein provided.

     Section 10.06. NOTICES. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to (i) in the case of the Master Servicer, Accredited Home Lenders, Inc., 15030 Avenue of Science, Suite 100, San Diego, California 92128, Attention: Director of Operations with a copy to General Counsel; (ii) in the case of the Backup Servicer, Countrywide Home Loans Servicing LP, 7105 Corporate Drive, Plano, Texas 75024, Attention: Accredited Mortgage Loan Trust 2003-1; (iii) in the case of the Trust, Accredited Mortgage Loan Trust 2003-1, c/o the Owner Trustee at its Corporate Trust Office, Attention: Corporate Trust Administration; (iv) in the case of the Indenture Trustee, Deutsche Bank National Trust Company, 1761 East St. Andrew Place, Santa Ana, California 92705-4934, Attention: Trust Administration - AC0301; (v) in the case of the Sponsor, Accredited Home Lenders, Inc., 15030 Avenue of Science, Suite 100, San Diego, California 92128,
Attention: Investor Reporting; (vi) in the case of the Underwriter, Lehman Brothers Inc., 745 Seventh Avenue, 7th Floor, New York, New York 10019,
Attention: Samir Tabet; (vii) in the case of the Note Insurer, Ambac Assurance Corporation, One State Street Plaza, New York, New York 10004, Attention: Jeff Nabi (in each case in which notice or other communication to the Note Insurer refers to an Event of Default, a Servicer Event of Default or a claim on the
Note Insurance Policy or with respect to which failure on the part of the Note Insurer to respond shall be deemed to constitute consent or acceptance, then a copy of such notice or other communication should also be sent to the attention of each of the General Counsel and the Head- Financial Guaranty Group, and shall be marked to indicate "URGENT MATERIAL ENCLOSED"); (viii) in the case of Standard & Poor's Rating Services, 55 Water Street, New York, New York 10004,
Attention: Residential Mortgage Surveillance Group; (ix) in the case of Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:
Keith Wofford; (x) in the case of the Seller, Accredited Home Capital, Inc., 15030 Avenue of Science, Suite 100A, San Diego, California 92128, Attention:
General Counsel and (xi) in the case of the Noteholders, as set forth in the Note Register. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Noteholders shall be effective upon mailing or personal delivery.

     Section 10.07. SEVERABILITY OF PROVISIONS. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

     Section 10.08. NO PARTNERSHIP. Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the

Master Servicer shall be rendered as an independent contractor and not as agent for the Noteholders.

     Section 10.09. COUNTERPARTS. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

     Section 10.10. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the Trust, the Master Servicer, the Backup Servicer, the Seller, the Sponsor, the Indenture Trustee and the Noteholders and their respective successors and permitted assigns.

     Section 10.11. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     Section 10.12. NO PETITION. The Master Servicer and the Backup Servicer, by entering into this Agreement, hereby covenant and agree that they will not at any time institute against the Sponsor, the Seller or the Trust, or join in any institution against the Sponsor, the Seller or the Trust of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy law in connection with any obligations relating to the Certificates, the Notes, this Agreement or any of the other Basic Documents.

     This Section 10.12 will survive for one year and one day following the termination of this Agreement.

     Section 10.13. THIRD PARTY BENEFICIARY. The parties agree that each of the Owner Trustee and the Note Insurer is intended and shall have all rights of a third-party beneficiary of this Agreement. Without limiting the generality of the foregoing, all covenants and agreements in this Agreement that expressly confer rights upon the Note Insurer shall be for the benefit of and run directly to the Note Insurer, and the Note Insurer shall be entitled to rely on and enforce such covenants to the same extent as if it were a party to this Agreement.

     Section 10.14. INTENT OF THE PARTIES. It is the intent of the parties hereto and Noteholders that, for federal income taxes, state and local income or franchise taxes and other taxes imposed on or measured by income, the Notes be treated as debt. The parties to this Agreement and the Holder of each Note, by acceptance of its Note, and each Beneficial Owner thereof, agree to treat, and to take no action inconsistent with the treatment of, the related Notes in accordance with the preceding sentence for purposes of federal income taxes, state and local income and franchise taxes and other taxes imposed on or measured by income.

     Section 10.15. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO CONFLICT OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

          (b) THE TRUST, THE MASTER SERVICER, THE SELLER, THE SPONSOR, THE BACKUP SERVICER AND THE INDENTURE TRUSTEE HEREBY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, AND EACH WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH IN SECTION 10.06 HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE (5) DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID. THE TRUST, THE SELLER, THE SPONSOR, THE MASTER SERVICER, THE BACKUP SERVICER AND THE INDENTURE TRUSTEE EACH HEREBY WAIVE ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION 10.15 SHALL AFFECT THE RIGHT OF THE TRUST, THE SELLER, THE SPONSOR, THE MASTER SERVICER, THE BACKUP SERVICER OR THE INDENTURE TRUSTEE TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT ANY OF THEIR RIGHTS TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

          (c) THE TRUST, THE SELLER, THE SPONSOR, THE MASTER SERVICER, THE BACKUP SERVICER AND THE INDENTURE TRUSTEE EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the Master Servicer, the Backup Servicer, the Trust, the Indenture Trustee, the Seller and the Sponsor have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                       ACCREDITED HOME LENDERS, INC.,
                                         as Sponsor and Master Servicer

                                       By:  /s/ Ray W. McKewon
                                            -----------------------------------
                                            Name: Ray W. McKewon
                                            Title: Executive Vice President

                                        ACCREDITED MORTGAGE LOAN TRUST 2003-1

                                        By: U.S. BANK TRUST NATIONAL
                                            ASSOCIATION, not in its individual
                                            capacity, but solely as Owner
                                            Trustee under the Trust Agreement

                                            By: /s/ Melissa A. Rosal
                                               --------------------------------
                                               Name: Melissa A. Rosal
                                               Title: Vice President

                                       ACCREDITED HOME CAPITAL, INC.,
                                         as Seller

                                       By:  /s/ David E. Hertzel
                                            -----------------------------------
                                            Name: David E. Hertzel
                                            Title: GC, AVP & Assistant Secretary

                                       DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                        as Indenture Trustee

                                       By:  /s/ Barbara Campbell
                                            -----------------------------------
                                            Name: Barbara Campbell
                                            Title: Assistant Vice President

                                       By:  /s/ Ronald Reyes
                                            -----------------------------------
                                            Name: Ronald Reyes
                                            Title: Assistant Vice President

                                        COUNTRYWIDE HOME LOANS SERVICING LP,
                                           as Backup Servicer

                                        By:  /s/ Michael Schloessmann
                                             -----------------------------------
                                             Name: Michael Schloessmann
                                             Title: Senior Vice President




                [Signature Page to Sale and Servicing Agreement]

                                                                      SCHEDULE I

                             MORTGAGE LOAN SCHEDULE

                      [On File with Dewey Ballantine LLP]

                                                                      APPENDIX I

                                  DEFINED TERMS

                          [See Appendix I to Indenture]

                                    EXHIBIT A

                          CONTENTS OF THE MORTGAGE FILE

     With respect to each Mortgage Loan, the Mortgage File shall include each of the following items (copies to the extent the originals have been delivered to the Indenture Trustee for the benefit of the Noteholders and the Note Insurer, pursuant to Section 2.05 of the Sale and Servicing Agreement), all of which shall be available for inspection by the Noteholders, to the extent required by applicable laws:

     1. the original Mortgage Note, endorsed without recourse in blank from the last endorsee thereof, including all intervening endorsements showing a complete chain of endorsement;

     2. the related original Mortgage with evidence of recording indicated thereon or a copy thereof certified by the applicable recording office;

     3. each intervening mortgage assignment, with evidence of recording indicated thereon or if the original is not available, a copy thereof certified by the applicable recording office, if any, showing a complete chain of assignment from the last assignee thereof of the related Mortgage Loan to the Seller (which assignment may, at the Sponsor's option, be combined with the assignment referred to in subpart (4) hereof, in which case it must be in recordable form, but need not have been previously recorded);

     4. a mortgage assignment in recordable form (which, if acceptable for recording in the relevant jurisdiction as evidenced by an opinion of counsel addressed to the Indenture Trustee, may be included in a blanket assignment or assignments) of each Mortgage from the Sponsor to the Indenture Trustee;

     5. originals of all assumption, modification and substitution agreements in those instances where the terms or provisions of a Mortgage or Mortgage Note have been modified or such Mortgage or Mortgage Note has been assumed (if any); and

     6. an original title insurance policy or title opinion (or (A) a copy of the title insurance policy or title opinion, or (B) the related binder, commitment or preliminary report, or copy thereof in which case the Sponsor hereby certifies that the original Mortgage has been delivered to the title insurance company that issued such binder, commitment or preliminary report).

     In instances where the original recorded Mortgage or any intervening mortgage assignment or a completed assignment of the Mortgage in recordable form cannot be delivered by the Sponsor to the Indenture Trustee prior to or concurrently with the execution and delivery of this Agreement, due to a delay in connection with recording, the Sponsor may:

     (a) with respect to item (3) above, in lieu of delivering such original recorded Mortgage or intervening mortgage assignment, deliver to the Indenture Trustee, a copy thereof; provided, that the Sponsor certifies that the original Mortgage has been delivered to a title insurance company for recordation after receipt of its policy of title insurance or the related binder, commitment or preliminary report; and

     (b) in lieu of delivering the completed assignment in recordable form, deliver to the Indenture Trustee, the assignment in recordable form, otherwise complete except for recording information.

                                                                       EXHIBIT B

                  INDENTURE TRUSTEE'S ACKNOWLEDGMENT OF RECEIPT

                                                     May __, 2003

Lehman Brothers Inc.                         Accredited Home Lenders, Inc.
745 Seventh Avenue                           15030 Avenue of Science, Suite 100
New York, New York  10019                    San Diego, California  92128

Countrywide Home Loans Servicing LP          Ambac Assurance Corporation
4500 Park Granada, Mail Stop CH-143,         One State Street Plaza
Calabasas, California  91302                 New York, New York  10022


Accredited Home Capital, Inc.
15030 Avenue of Science, Suite 100
San Diego, California  92128


     Re: Sale and Servicing Agreement, dated as of May 1, 2003 among Accredited Home Lenders, Inc., as Sponsor and Master Servicer, Accredited Home Capital, Inc., as seller, Accredited Mortgage Loan Trust 2003-1, Countrywide Home Loans Servicing LP, as Backup Servicer, and Deutsche Bank National Trust COMPANY, AS INDENTURE TRUSTEE

Ladies and Gentlemen:

     In accordance with Section 2.06(a) of the above-captioned Sale and Servicing Agreement, the undersigned, as Indenture Trustee, hereby acknowledges receipt by it in good faith without notice of adverse claims, of the Note Insurance Policy and declares that it holds and will hold such Note Insurance Policy in trust for the exclusive use and benefit of all present and future Noteholders pursuant to the terms of the Indenture dated as of May 1, 2003, by and between Accredited Mortgage Loan Trust 2003-1 and the Indenture Trustee.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in Appendix I to the Indenture.

                                        DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                        as Indenture Trustee


                                        By:
                                           -----------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT C

                 INDENTURE TRUSTEE'S ACKNOWLEDGEMENT OF RECEIPT

                                                        May __, 2003

Lehman Brothers Inc.                          Accredited Home Lenders, Inc.
745 Seventh Avenue                            15030 Avenue of Science, Suite 100
New York, New York 10019                      San Diego, California  92128

Countrywide Home Loans Servicing LP           Ambac Assurance Corporation
4500 Park Granada, Mail Stop CH-143,          One State Street Plaza
Calabasas, California 91302                   New York, New York 10022

Accredited Home Capital, Inc.
15030 Avenue of Science, Suite 100
San Diego, California  92128


     Re: Sale and Servicing Agreement, dated as of May 1, 2003 among Accredited Home Lenders, Inc., as Sponsor and Master Servicer, Accredited Home Capital, Inc., as seller, Accredited Mortgage Loan Trust 2003-1, Countrywide Home Loans Servicing LP, as Backup Servicer, and Deutsche Bank National Trust COMPANY, AS INDENTURE TRUSTEE

     Ladies and Gentlemen:

     In accordance with Section 2.06(b)(i) of the above-captioned Sale and Servicing Agreement, the undersigned, as Indenture Trustee, hereby acknowledges receipt by it in good faith without notice of adverse claims, subject to the provisions of Sections 2.04 and 2.05 of the Sale and Servicing Agreement (as such provisions relate to the Mortgage Loan), of, with respect to each Mortgage Loan, a Mortgage File containing the original Mortgage Note, except with respect to the list of exceptions attached hereto, and based on its examination and only as to the foregoing, the information set forth in items (i), (ii) (with respect to property address only, excluding zip code), (iii) and (vi) of the definition of the "Mortgage Loan Schedule" accurately reflects information set forth in the Mortgage Note, and declares that it holds and will hold such documents and the other documents delivered to it constituting the Indenture Trustee's Mortgage Files, and that it holds or will hold all such assets and such other assets included in the definition of "Trust Estate" that are delivered to it for the exclusive use and benefit of all present and future Noteholders and the Note Insurer.

     The Indenture Trustee has made no independent examination of any such documents beyond the review specifically required in the above-referenced Sale and Servicing Agreement. The Indenture Trustee makes no representations as to:
(i) the validity, legality, sufficiency, perfection, priority, enforceability or genuineness of any such documents or any of the Mortgage

Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     The Mortgage Loan Schedule is attached to this Receipt.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in Appendix I to the Indenture, dated as of May 1, 2003, by and between Accredited Mortgage Loan Trust 2003-1 and the Indenture Trustee.

                                        DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                        as Indenture Trustee


                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:

                                                                       EXHIBIT D

                   INITIAL CERTIFICATION OF INDENTURE TRUSTEE

                                                           _________, 2003



Lehman Brothers Inc.                         Accredited Home Lenders, Inc.
745 Seventh Avenue                           15030 Avenue of Science, Suite 100
New York, New York 10019                     San Diego, California  92128

Countrywide Home Loans Servicing LP,         Ambac Assurance Corporation
as Backup Servicer                           One State Street Plaza
4500 Park Granada, Mail Stop CH-143,         New York, New York 10022
Calabasas, California 91302

Accredited Home Capital, Inc.
15030 Avenue of Science, Suite 100
San Diego, California  92128


     Re: Sale and Servicing Agreement, dated as of May 1, 2003 among Accredited Home Lenders, Inc., as Sponsor and Master Servicer, Accredited Home Capital, Inc., as seller, Accredited Mortgage Loan Trust 2003-1, Countrywide Home Loans Servicing LP, as Backup Servicer, and Deutsche Bank National Trust COMPANY, AS INDENTURE TRUSTEE

Ladies and Gentlemen:

     In accordance with the provisions of Section 2.06(b)(ii) of the above-referenced Sale and Servicing Agreement, the undersigned, as Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto), it has reviewed the documents delivered to it pursuant to Section 2.05(a) of the Sale and Servicing Agreement and has determined that, except as noted on the attachment hereto, (i) all documents required to be delivered to it pursuant to Section 2.05(a)(i)-(iv) and (vi) of the above-referenced Sale and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and have not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections do not constitute physical alteration if they reasonably appear to have been initialed by the Mortgagor) and relates to such Mortgage Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth in the Mortgage Loan Schedule as to the information in clauses (i), (ii) (with respect to property address only, excluding zip code), (iii) and (vi) of the definition of "Mortgage Loan Schedule" respecting such Mortgage Loan accurately reflects the information set forth in Indenture Trustee's Mortgage

File. The Indenture Trustee has made no independent examination of such documents beyond the review specifically required in the above-referenced Sale and Servicing Agreement. The Indenture Trustee makes no representations as to:
(x) the validity, legality, recordability, sufficiency, perfection, priority, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (y) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Sale and Servicing Agreement.

                                       DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                       as Indenture Trustee


                                       By:
                                          -----------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT E

                    FINAL CERTIFICATION OF INDENTURE TRUSTEE



                                              ___________, 2003



Lehman Brothers Inc.                         Accredited Home Lenders, Inc.
745 Seventh Avenue                           15030 Avenue of Science, Suite 100
New York, New York 10019                     San Diego, California  92128

Countrywide Home Loans Servicing LP,         Ambac Assurance Corporation
as Backup Servicer                           One State Street Plaza
4500 Park Granada, Mail Stop CH-143,         New York, New York 10022
Calabasas, California 91302

Accredited Home Capital, Inc.
15030 Avenue of Science, Suite 100
San Diego, California  92128


     Re: Sale and Servicing Agreement, dated as of May 1, 2003 among Accredited Home Lenders, Inc., as Sponsor and Master Servicer, Accredited Home Capital, Inc., as seller, Accredited Mortgage Loan Trust 2003-1, Countrywide Home Loans Servicing LP, as Backup Servicer, and Deutsche Bank National Trust COMPANY, AS INDENTURE TRUSTEE

Ladies and Gentlemen:

     In accordance with the provisions of Section 2.06(b)(iii) of the above-referenced Sale and Servicing Agreement, the undersigned, as Indenture Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto), it has reviewed the documents delivered to it pursuant to Section 2.05(a) of the Sale and Servicing Agreement and has determined that (i) all documents required to be delivered to it pursuant to
Section 2.05(a)(i)-(iv) and (vi) of the above referenced Sale and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and appear regular on their face and have not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections do not constitute physical alteration if they reasonably appear to have been initialed by the Mortgagor) and relates to such Mortgage Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth in items (i), (ii) (with respect to property address only, excluding zip code), (iii) and (vi) of the definition of the Mortgage Loan Schedule respecting such Mortgage Loan that can be determined from the face of such documents accurately reflects the information set forth in the Indenture Trustee's Mortgage File. The Indenture Trustee has made no independent examination of such documents beyond the review specifically required in the above-referenced Sale and Servicing Agreement. The Indenture Trustee makes no representations as to:
(x) the validity, legality, recordability, sufficiency, perfection, priority, enforceability or genuineness of any such documents contained in each or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (y) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Sale and Servicing Agreement.

                                       DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                       as Indenture Trustee


                                       By:
                                          ----------------------------------
                                          Name:
                                          Title:

                                                                       EXHIBIT F

                        REQUEST FOR RELEASE OF DOCUMENTS

To:  Deutsche Bank National Trust Company
     1761 East St. Andrew Place
     Santa Ana, California 92705
     Attention: Trust Administration - AC0202

     Re: Sale and Servicing Agreement, dated as of May 1, 2003 among Accredited Home Lenders, Inc., as Sponsor and Master Servicer, Accredited Home Capital, Inc., as seller, Accredited Mortgage Loan Trust 2003-1, Countrywide Home Loans Servicing LP, as Backup Servicer, and Deutsche Bank National Trust COMPANY, AS INDENTURE TRUSTEE ("CUSTODIAN/INDENTURE TRUSTEE")


     In connection with the administration of the Mortgage Loans held by you as Indenture Trustee for the Issuer pursuant to the above-captioned Sale and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Indenture Trustee's Mortgage File for the Mortgage Loan described below, for the reason indicated.

MORTGAGE LOAN NUMBER:

MORTGAGOR NAME, ADDRESS & Zip Code:



Reason for Requesting Documents (check one):

____    1.    Mortgage Paid in Full

____    2.    Foreclosure

____    3.    Substitution

____    4.    Other Liquidation (Repurchases, etc.)

____    5.    Nonliquidation Reason:                  Reason: _________________


        Address to which Indenture Trustee should


Deliver the Mortgage File:             ______________________
                                       ______________________
                                       ______________________

                                      By: __________________________________
                                                  (authorized signer)
                                      Issuer: ______________________________
                                      Address:______________________________
                                              ______________________________

                                      Date:_________________________________